                          PROSPECTUS o MARCH  2,  1998
     ----------------------------------------------------------------------

                              Style Select Series
                             The SunAmerica Center
                   733 Third Avenue, New York, NY 10017-3204
                 General Marketing and Shareholder Information
                                 (800) 858-8850

--------------------------------------------------------------------------------

Style Select Series, Inc. (the 'Fund') is an open-end management investment company. The Fund currently offers eight separate investment portfolios (each, a 'Portfolio'). The Fund is managed by SunAmerica Asset Management Corp. ('SunAmerica'). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an 'Adviser'), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

An investor may invest in one or more of the following Portfolios:

THE GROWTH PORTFOLIOS

LARGE-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of large-sized companies. The Advisers for Large-Cap Growth Portfolio are JANUS CAPITAL CORPORATION ('Janus'), L. ROY PAPP & ASSOCIATES ('Papp') and MONTAG & CALDWELL, INC. ('Montag & Caldwell').

MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of medium-sized companies. The Advisers for Mid-Cap Growth Portfolio are MILLER ANDERSON & SHERRERD, LLP ('MAS'), PILGRIM BAXTER & ASSOCIATES, LTD. ('Pilgrim Baxter') and T. ROWE PRICE ASSOCIATES, INC. ('T. Rowe Price').

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies. The Advisers for Aggressive Growth Portfolio are JANUS, SUNAMERICA and WARBURG PINCUS ASSET MANAGEMENT, INC. ('Warburg').

THE BLEND PORTFOLIO

LARGE-CAP BLEND PORTFOLIO seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies. The Advisers for Large-Cap Blend Portfolio are LAZARD ASSET MANAGEMENT ('Lazard'), SUNAMERICA and T. ROWE PRICE.

                                                  (Cover continued on next page)



Each Portfolio currently offers Class A, Class B and Class C shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares) or (ii) deferred (purchases of Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class B shares may be subject to a declining contingent deferred sales charge ('CDSC') imposed on redemptions made within six years of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of purchase. Class C shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'). See 'Purchase of Shares.'

As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Portfolios will be achieved.

Shares of the Portfolios are not obligations of or guaranteed by the United States Government, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.


This Prospectus explains concisely what you should know before investing in any of the Portfolios. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated March 2, 1998, which is incorporated by reference into this Prospectus and further information about the performance of the Portfolios in the Fund's Annual Report to Shareholders. The Statement of Additional Information and Annual Report may be obtained without charge by contacting the Fund at the address or telephone number listed above.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Style Select Series (Servicemark)
2

(Continued from previous page)

THE VALUE PORTFOLIOS

LARGE-CAP VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities of large-sized companies using a 'value' style of investing. The Advisers for Large-Cap Value Portfolio are DAVID L. BABSON & CO., INC. ('Babson'), DAVIS SELECTED ADVISERS, L.P. ('Davis') and WELLINGTON MANAGEMENT

COMPANY, LLP ('Wellington Management').

VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities (without regard to the size of the issuer), using a 'value' style of investing. The Advisers for Value Portfolio are DAVIS, NEUBERGER&BERMAN, LLC ('Neuberger&Berman') and STRONG CAPITAL MANAGEMENT, INC. ('Strong'). Strong has subcontracted with Schafer Capital Management, Inc. ('Schafer,' and together with Strong, 'Strong/Schafer') to act as Adviser to its portion of the Value Portfolio.

SMALL-CAP VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities of small-sized companies using a 'value' style of investing. The Advisers for Small-Cap Value Portfolio are BERGER ASSOCIATES, INC. ('Berger'), LAZARD and THE GLENMEDE TRUST COMPANY ('Glenmede'). Berger has subcontracted with Perkins, Wolf, McDonnell & Company ('PWM,' and together with Berger, 'Berger/PWM') to act as Adviser to its portion of the Small-Cap Value Portfolio.

THE INTERNATIONAL PORTFOLIO


INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Advisers for International Equity Portfolio are BANKERS TRUST COMPANY ('BT'), ROWE PRICE-FLEMING INTERNATIONAL, INC. ('Rowe-Fleming'), and WARBURG.


CONTENTS
---------------------------------------------


 1  Prospectus

 3  Summary of Expenses

 6  Financial Highlights

 8  Style-Based Investing

 8  Investment Objectives and Policies

 9  The Growth Portfolios

10  The Blend Portfolio

11  The Value Portfolios

12  The International Portfolio

13  Advisers' Historical Performance Data

38  Investment Techniques and Risk Factors

45  Management of the Fund


54  Purchase of Shares

57  Redemption of Shares

58  Exchange Privilege

59  Portfolio Transactions, Brokerage and Turnover

59  Determination of Net Asset Value

60  Performance Data

60  Dividends, Distributions and Taxes

62  General Information

                                               Style Select Series (Servicemark)
                                                                               3

Summary of Expenses
--------------------------------------------------------------------------------

A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C shares follows:


                                                               LARGE-CAP                MID-CAP               AGGRESSIVE
                                                           GROWTH PORTFOLIO        GROWTH PORTFOLIO        GROWTH PORTFOLIO
                                                         Class   Class   Class   Class   Class   Class   Class   Class   Class
                                                           A       B       C       A       B       C       A       B       C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                            5.75%    None    None   5.75%    None    None   5.75%    None    None
Maximum Sales Load on Reinvested Dividends                None    None    None    None    None    None    None    None    None
Maximum Deferred Sales Load(2)                            None   4.00%   1.00%    None   4.00%   1.00%    None   4.00%   1.00%
Redemption Fees(3)                                        None    None    None    None    None    None    None    None    None
Exchange Fees                                             None    None    None    None    None    None    None    None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                          1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%
12b-1 Fees(4)                                            0.35%   1.00%   1.00%   0.35%   1.00%   1.00%   0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                       0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%

TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                       1.78%   2.43%   2.43%   1.78%   2.43%   2.43%   1.78%   2.43%   2.43%
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----


                                                                LARGE-CAP
                                                             BLEND PORTFOLIO
                                                          Class   Class   Class
                                                            A       B       C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                             5.75%    None    None
Maximum Sales Load on Reinvested Dividends                 None    None    None
Maximum Deferred Sales Load(2)                             None   4.00%   1.00%
Redemption Fees(3)                                         None    None    None
Exchange Fees                                              None    None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                           1.00%   1.00%   1.00%
12b-1 Fees(4)                                             0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                        0.43%   0.43%   0.43%

TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                        1.78%   2.43%   2.43%
                                                          -----   -----   -----
                                                          -----   -----   -----



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See 'Purchase of Shares.'
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3) A $15.00 fee may be imposed for wire redemptions.
(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.
(5) SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate set forth above under Total Operating Expenses. The information provided in the table represents estimated amounts for the current fiscal year net of current fee waivers/expense reimbursements. For the fiscal year ended October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were:

    Mid-Cap Growth Portfolio, Class A, 0.84% and 2.19%; Mid-Cap Growth
    Portfolio, Class B, 0.89% and 2.89%; Mid-Cap Growth Portfolio, Class C,
    1.41% and 3.41%; Aggressive Growth Portfolio, Class A, 0.75% and 2.10%;
    Agressive Growth Portfolio, Class B, 0.79% and 2.79%; Aggressive Growth
    Portfolio, Class C, 1.18% and 3.18%. For the period October 15, 1997
    (commencement of operations) through October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were: Large-Cap Growth
    Portfolio, Class A, 1.02% and 2.37%; Large-Cap Growth Portfolio, Class B,
    1.96% and 3.96%; Large-Cap Growth Portfolio, Class C, 3.72% and 5.72%;
    Large-Cap Blend Portfolio, Class A, 1.01% and 2.36%; Large-Cap Blend
    Portfolio, Class B, 1.69% and 3.69%; Large-Cap Blend Portfolio, Class C,
    3.55% and 5.55%.

Style Select Series (Servicemark)
4

Summary of Expenses--(Continued)
--------------------------------------------------------------------------------

                                                               LARGE-CAP                                       SMALL-CAP
                                                            VALUE PORTFOLIO         VALUE PORTFOLIO         VALUE PORTFOLIO
                                                         Class   Class   Class   Class   Class   Class   Class   Class   Class
                                                           A       B       C       A       B       C       A       B       C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                            5.75%    None    None   5.75%    None    None   5.75%    None    None
Maximum Sales Load on Reinvested Dividends                None    None    None    None    None    None    None    None    None
Maximum Deferred Sales Load(2)                            None   4.00%   1.00%    None   4.00%   1.00%    None   4.00%   1.00%
Redemption Fees(3)                                        None    None    None    None    None    None    None    None    None
Exchange Fees                                             None    None    None    None    None    None    None    None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                          1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%
12b-1 Fees(4)                                            0.35%   1.00%   1.00%   0.35%   1.00%   1.00%   0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                       0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%

TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                       1.78%   2.43%   2.43%   1.78%   2.43%   2.43%   1.78%   2.43%   2.43%
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----

                                                              INTERNATIONAL
                                                            EQUITY PORTFOLIO
                                                          Class   Class   Class

                                                            A       B       C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                             5.75%    None    None
Maximum Sales Load on Reinvested Dividends                 None    None    None
Maximum Deferred Sales Load(2)                             None   4.00%   1.00%
Redemption Fees(3)                                         None    None    None
Exchange Fees                                              None    None    None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                           1.10%   1.10%   1.10%
12b-1 Fees(4)                                             0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                        0.58%   0.58%   0.58%

TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                        2.03%   2.68%   2.68%
                                                          -----   -----   -----
                                                          -----   -----   -----



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See 'Purchase of Shares.'
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3) A $15.00 fee may be imposed for wire redemptions.
(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.
(5) SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate set forth above under Total Operating Expenses. The information provided in the table represents estimated amounts for the current fiscal year net of the current fee waivers/expense reimbursements. For the fiscal year ended October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were: Value Portfolio, Class A, 0.77% and 2.12%; Value Portfolio, Class B,
    0.80% and 2.80%; Value Portfolio, Class C, 1.08% and 3.08%; International
    Equity Portfolio, Class A, 1.02% and 2.47%; International Equity Portfolio,
    Class B, 1.07% and 3.17%; International Equity Portfolio, Class C, 1.47% and

    3.57%. For the period October 15, 1997 (commencement of operations) through
    October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were: Large-Cap Value Portfolio, Class A, 1.01% and 2.36%;
    Large-Cap Value Portfolio, Class B, 1.59% and 3.59%; Large-Cap Value
    Portfolio, Class C, 3.65% and 5.65%; Small-Cap Value Portfolio, Class A,
    1.00% and 2.35%; Small-Cap Value Portfolio, Class B, 1.17% and 3.17%;
    Small-Cap Value Portfolio, Class C, 1.85% and 3.85%.

                                               Style Select Series (Servicemark)
                                                                               5

EXAMPLE:
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:


                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------------------------------------
LARGE-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275

MID-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275

AGGRESSIVE GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275

LARGE-CAP BLEND
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B

shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275

LARGE-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275

VALUE PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275

SMALL-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
INTERNATIONAL EQUITY
PORTFOLIO
(Class A shares)   $ 77     $ 118     $ 161     $  280
(Class B
shares)*           $ 67     $ 113     $ 162     $  278
(Class C shares)   $ 37     $  83     $ 142     $  301


You would pay the following expenses on the same investment, assuming no redemption:


                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------------------------------------
LARGE-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275

MID-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275


AGGRESSIVE GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275

LARGE-CAP BLEND
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275

LARGE-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275

VALUE PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275

SMALL-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275

INTERNATIONAL EQUITY
PORTFOLIO
(Class A shares)   $ 77     $ 118     $ 161     $  280
(Class B
shares)*           $ 27     $  83     $ 142     $  278
(Class C shares)   $ 27     $  83     $ 142     $  301


--------------------------------------------------------------------------------


* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares. Therefore, with respect to the 10-year expense information, years 8, 9 and 10 reflect the expenses attributable to ownership of Class A shares.


The foregoing examples, including the 5% return and the expenses used, are intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly, and should not be considered a representation of past or future performance or expenses. For more complete descriptions of the various costs and expenses, see 'Purchase of Shares.' Actual expenses may be greater or less than those shown.

Style Select Series (Servicemark)
6

Financial Highlights
--------------------------------------------------------------------------------


The following Financial Highlights are for the period November 19, 1996 (commencement of operations) through October 31, 1997 with respect to Class A and Class B shares, and for the period March 6, 1997 (initial offering of Class C shares) through October 31, 1997 with respect to Class C shares of the Mid-Cap Growth Portfolio and Aggressive Growth Portfolio and for the period October 15, 1997 (commencement of operations) through October 31, 1997 with respect to Class A, Class B and Class C shares of the Large-Cap Growth Portfolio and Large-Cap Blend Portfolio. These Financial Highlights should be read in conjunction with the audited financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.



                                               NET
                                           GAIN (LOSS)              DIVIDENDS
                                           ON INVEST-     TOTAL       FROM     DISTRI-            NET
                   NET ASSET      NET      MENTS (BOTH     FROM        NET     BUTIONS           ASSET                NET ASSETS
                     VALUE,     INVEST-     REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE,                 END OF
                   BEGINNING      MENT         AND         MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL        PERIOD
PERIOD             OF PERIOD   INCOME(1)   UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)     (000'S)
------------------ ----------  ----------  -----------  ----------  ---------  -------  -------  ------  ---------    ----------
LARGE-CAP GROWTH PORTFOLIO
                                                            CLASS A
                                                            -------
10/15/97-10/31/97    $12.50      $   --      $ (0.71)     $(0.71)      $--       $--      $--    $11.79     (5.68)%    $ 23,609


                                                            CLASS B
                                                            -------
10/15/97-10/31/97     12.50          --        (0.71)      (0.71)       --        --       --     11.79     (5.68)          773

                                                            CLASS C
                                                            -------
10/15/97-10/31/97     12.50          --        (0.72)      (0.72)       --        --       --     11.78     (5.76)          166

MID-CAP GROWTH PORTFOLIO

                                                            CLASS A
                                                            -------
11/19/96-10/31/97    $12.50      $(0.16)     $  1.37      $ 1.21       $--       $--      $--    $13.71      9.68%     $ 18,404

                                                            CLASS B
                                                            -------
11/19/96-10/31/97     12.50       (0.25)        1.38        1.13        --        --       --     13.63      9.04        35,739

                                                            CLASS C
                                                            -------
3/06/97-10/31/97      11.93       (0.18)        1.89        1.71        --        --       --     13.64     14.33         4,685

AGGRESSIVE GROWTH PORTFOLIO
                                                            CLASS A
                                                            -------
11/19/96-10/31/97    $12.50      $(0.11)     $  3.51      $ 3.40       $--       $--      $--    $15.90     27.20%     $ 38,537

                                                            CLASS B
                                                            -------
11/19/96-10/31/97     12.50       (0.24)        3.54        3.30        --        --       --     15.80     26.40        48,594

                                                            CLASS C
                                                            -------
3/06/97-10/31/97      13.38       (0.17)        2.59        2.42        --        --       --     15.80     18.09         5,939

LARGE-CAP BLEND PORTFOLIO
                                                            CLASS A
                                                            -------
10/15/97-10/31/97    $12.50      $ 0.01      $ (0.53)     $(0.52)      $--       $--      $--    $11.98     (4.16)%    $ 23,593

                                                            CLASS B
                                                            -------
10/15/97-10/31/97     12.50          --        (0.54)      (0.54)       --        --       --     11.96     (4.32)          941

                                                            CLASS C
                                                            -------
10/15/97-10/31/97     12.50          --        (0.53)      (0.53)       --        --       --     11.97     (4.24)          143


                                  RATIO OF NET
                      RATIO OF     INVESTMENT
                      EXPENSES       INCOME                AVERAGE
                     TO AVERAGE    TO AVERAGE             COMMISSION
                        NET           NET       PORTFOLIO    PER
PERIOD              ASSETS(3)(4)  ASSETS(3)(4)  TURNOVER   SHARE(5)
------------------  ------------  ------------  --------  ----------
LARGE-CAP GROWTH
PORTFOLIO
                                      CLASS A

                                      -------
10/15/97-10/31/97       1.78%          0.34%         1%    $ 0.0414


                                      CLASS B
                                      -------
10/15/97-10/31/97       2.43          (0.84)         1       0.0414

                                      CLASS C
                                      -------
10/15/97-10/31/97       2.43          (0.42)         1       0.0414

MID-CAP GROWTH
PORTFOLIO
                                      CLASS A
                                      -------
11/19/96-10/31/97       1.85%         (1.19)%       97%    $ 0.0487

                                      CLASS B
                                      -------
11/19/96-10/31/97       2.47          (1.92)        97       0.0487

                                      CLASS C
                                      -------
3/06/97-10/31/97        2.45          (1.97)        97       0.0487

AGGRESSIVE GROWTH
PORTFOLIO

                                      CLASS A
                                      -------
11/19/96-10/31/97       1.84%         (0.77)%       150%    $ 0.0546

                                      CLASS B
                                      -------
11/19/96-10/31/97       2.47          (1.58)       150       0.0546

                                      CLASS C
                                      -------
3/06/97-10/31/97        2.45          (1.68)       150       0.0546

LARGE-CAP BLEND
PORTFOLIO
                                      CLASS A
                                      -------
10/15/97-10/31/97       1.78%          1.35%         2%    $ 0.0361


                                      CLASS B
                                      -------
10/15/97-10/31/97       2.43           0.29          2       0.0361

                                      CLASS C
                                      -------
10/15/97-10/31/97       2.43           0.54          2       0.0361


------------------------

(1) Calculated based upon average shares outstanding



(2) Total return is not annualized and does not reflect sales load



(3) Annualized



(4) Net of the following expense reimbursements (based on average net assets):
    Large-Cap Growth, Class A, 0.59%; Large-Cap Growth, Class B, 1.53%; Large-Cap Growth, Class C, 3.29%; Mid-Cap Growth, Class A, 0.34%; Mid-Cap Growth, Class B, 0.42%; Mid-Cap Growth, Class C, 0.96%; Aggressive Growth, Class A, 0.26%; Aggressive Growth, Class B, 0.32%; Aggressive Growth, Class C, 0.73%; Large-Cap Blend, Class A, 0.58%; Large-Cap Blend, Class B, 1.26%; and Large-Cap Blend, Class C, 3.12%.



(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.

                                               Style Select Series (Servicemark)
                                                                               7


Financial Highlights--(Continued)

--------------------------------------------------------------------------------


The following Financial Highlights are for the period November 19, 1996 (commencement of operations) through October 31, 1997 with respect to Class A and Class B shares, and for the period March 6, 1997 (initial offering of Class C shares) through October 31, 1997 with respect to Class C shares of the Value

Portfolio and International Equity Portfolio, and for the period October 15, 1997 (commencement of operations) through October 31, 1997 with respect to Class A, Class B and Class C shares of the Large-Cap Value Portfolio and Small-Cap Value Portfolio. These Financial Highlights should be read in conjunction with the audited financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.



                                               NET
                                           GAIN (LOSS)              DIVIDENDS
                                           ON INVEST-     TOTAL       FROM     DISTRI-            NET
                   NET ASSET      NET      MENTS (BOTH     FROM        NET     BUTIONS           ASSET                NET ASSETS
                     VALUE,     INVEST-     REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE,                 END OF
                   BEGINNING      MENT         AND         MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL        PERIOD
PERIOD             OF PERIOD   INCOME(1)   UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)     (000'S)
------------------ ----------  ----------  -----------  ----------  ---------  -------  -------  ------  ---------    ----------
LARGE-CAP VALUE PORTFOLIO
                                                            CLASS A
                                                            -------
10/15/97-10/31/97    $12.50      $ 0.01      $ (0.65)     $(0.64)      $--       $--      $--    $11.86     (5.12)%    $ 23,240

                                                            CLASS B
                                                            -------
10/15/97-10/31/97     12.50          --        (0.64)      (0.64)       --        --       --     11.86     (5.12)        1,325

                                                            CLASS C
                                                            -------
10/15/97-10/31/97     12.50          --        (0.64)      (0.64)       --        --       --     11.86     (5.12)          172

VALUE PORTFOLIO
                                                            CLASS A
                                                            -------
11/19/96-10/31/97    $12.50      $   --      $  3.59      $ 3.59       $--       $--      $--    $16.09     28.72%     $ 48,377

                                                            CLASS B
                                                            -------
11/19/96-10/31/97     12.50       (0.11)        3.61        3.50        --        --       --     16.00     28.00        77,534

                                                            CLASS C
                                                            -------
3/06/97-10/31/97      13.56       (0.08)        2.52        2.44        --        --       --     16.00     17.99         9,384

SMALL-CAP VALUE PORTFOLIO
                                                            CLASS A
                                                            -------
10/15/97-10/31/97    $12.50      $ 0.01      $ (0.37)     $(0.36)      $--       $--      $--    $12.14     (2.88)%    $ 21,346


                                                            CLASS B
                                                            -------
10/15/97-10/31/97     12.50        0.01        (0.38)      (0.37)       --        --       --     12.13     (2.88)        3,112

                                                            CLASS C
                                                            -------
10/15/97-10/31/97     12.50        0.01        (0.37)      (0.36)       --        --       --     12.14     (2.88)          525


INTERNATIONAL EQUITY PORTFOLIO
                                                            CLASS A
                                                            -------
11/19/96-10/31/97    $12.50      $ 0.01      $ (0.05)     $(0.04)      $--       $--      $--    $12.46     (0.32)%    $ 24,365

                                                            CLASS B
                                                            -------
11/19/96-10/31/97     12.50       (0.09)       (0.03)      (0.12)       --        --       --     12.38     (0.96)       42,656

                                                            CLASS C
                                                            -------
3/06/97-10/31/97      12.50       (0.07)       (0.15)       0.22        --        --       --     12.38     (1.75)        4,459


                                  RATIO OF NET
                      RATIO OF     INVESTMENT
                      EXPENSES       INCOME                AVERAGE
                     TO AVERAGE    TO AVERAGE             COMMISSION
                        NET           NET       PORTFOLIO    PER
PERIOD              ASSETS(3)(4)  ASSETS(3)(4)  TURNOVER   SHARE(5)
------------------  ------------  ------------  --------  ----------
LARGE-CAP VALUE PORTFOLIO
                                      CLASS A
                                      -------
10/15/97-10/31/97       1.78%          1.07%       --%     $ 0.0445

                                      CLASS B
                                      -------
10/15/97-10/31/97       2.43            .22        --        0.0445

                                      CLASS C
                                      -------
10/15/97-10/31/97       2.43            .53        --        0.0445

VALUE PORTFOLIO
                                      CLASS A
                                      -------
11/19/96-10/31/97       1.84%            --%       48%     $ 0.0596


                                      CLASS B
                                      -------
11/19/96-10/31/97       2.46          (0.74)       48        0.0596

                                      CLASS C
                                      -------
3/06/97-10/31/97        2.45          (0.78)       48        0.0596

SMALL-CAP VALUE PORTFOLIO
                                      CLASS A
                                      -------
10/15/97-10/31/97       1.78%          2.57%       --%     $ 0.0571

                                      CLASS B
                                      -------
10/15/97-10/31/97       2.43           1.75        --        0.0571

                                      CLASS C
                                      -------
10/15/97-10/31/97       2.43           1.75        --        0.0571

INTERNATIONAL EQUITY PORTFOLIO
                                      CLASS A
                                      -------
11/19/96-10/31/97       2.10%          0.07%       70%     $ 0.0179

                                      CLASS B
                                      -------
11/19/96-10/31/97       2.72          (0.69)       70        0.0179

                                      CLASS C
                                      -------
3/06/97-10/31/97        2.70          (0.75)       70        0.0179


------------------------

(1) Calculated based upon average shares outstanding



(2) Total return is not annualized and does not reflect sales load



(3) Annualized



(4) Net of the following expense reimbursements (based on average net assets):

    Large-Cap Value, Class A, 0.58%; Large-Cap Value, Class B, 1.16%; Large-Cap Value, Class C, 3.22%; Value, Class A, 0.28%; Value, Class B, 0.34%; Value, Class C, 0.63%; Small-Cap Value, Class A, 0.57%; Small-Cap Value, Class B, 0.74%; Small-Cap Value, Class C, 1.42%; International Equity, Class A, 0.37%; International Equity, Class B, 0.45%; and International Equity, Class C, 0.87%.



(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.

Style Select Series (Servicemark)
8

Style-Based Investing
--------------------------------------------------------------------------------

Each Portfolio of the Fund is intended to provide investors with access to several different professional investment advisers, each seeking the same investment objective and utilizing a similar investment style with respect to a separate portion of the Portfolio's assets. Normally, the investment decisions for each Portfolio will be made by at least three Advisers, which may include SunAmerica. SunAmerica will select Advisers that it believes will provide each Portfolio with the highest quality investment services, while obtaining, within each Portfolio's overall investment objective, a distinct investment style.

SunAmerica will generally allocate investments in each Portfolio (and redemption requests) equally among its three Advisers. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then re-allocate cash flows among the three Advisers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. SunAmerica does not intend, but reserves the right, to effect such a re-balancing of asset allocation by re-allocating assets from one Adviser to another. Re-balancing may involve re-directing cash flows from a better performing Adviser to one with relatively lower returns.

From time to time, SunAmerica, with the approval of the Board, may add a new Adviser for a Portfolio, replace an Adviser or reduce the number of Advisers for a Portfolio. See 'Management of the Fund.'

Investment Objectives and Policies
--------------------------------------------------------------------------------

The investment objective of each Portfolio is long-term growth of capital, and each Portfolio seeks to achieve its investment objective primarily through investment in equity securities. There can be no assurance that any Portfolio's investment objective will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. The section 'Investment Techniques and Risk Factors' contains a discussion of certain types of other securities in which each Portfolio may invest and certain investment techniques that each Adviser for the Portfolios may use. In addition, that section contains a discussion of certain of the principal risks attendant to an investment in the Portfolios. Although each Adviser for a Portfolio is permitted to invest in the various types of securities and use the investment techniques indicated in that section, no Adviser is required to invest in any particular type of permitted security or to use any particular investment technique. Rather, each Adviser is given full discretion to manage its portion of the assets of a Portfolio according to its own investment philosophy.

Except as specifically indicated, each Portfolio's respective investment objective and the investment policies and strategies described herein are not fundamental policies of the Portfolio and may be changed by the Board without the approval of shareholders. Certain investment restrictions may not be changed without a majority vote of the outstanding voting securities of that Portfolio. Each Portfolio's fundamental investment restrictions are described in the Statement of Additional Information. For purposes of any investment policies or restrictions discussed below, the percentage limitations of each Portfolio will be applied by each Adviser to the portion of the Portfolio's assets managed by that Adviser and will be determined at the time of an investment. SunAmerica, however, is ultimately responsible for overseeing compliance by the Advisers, and will in such capacity verify that in the aggregate the investments of each Portfolio complies with applicable percentage limitations.

Each Portfolio is 'non-diversified' (as such term is defined under the 1940
Act), subject, however, to certain tax diversification requirements. See 'Dividends, Distributions and Taxes.'

                                               Style Select Series (Servicemark)
                                                                               9

The Growth Portfolios
--------------------------------------------------------------------------------

The Growth Portfolios consist of the Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio and Aggressive Growth Portfolio. Under normal conditions, at least 65% of each Growth Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The issuers of such securities are companies considered by the respective Advisers to have a historical record of above-average growth rate; to have significant growth potential; above-average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. The Advisers may select certain of such securities because they consider them to be undervalued in the market. Each of the Growth Portfolios may also invest in debt securities that the Advisers expect have the potential for capital appreciation which are rated as low as 'BBB' by Standard & Poor's Corporation, a Division of the McGraw-Hill Companies ('S&P'), or 'Baa' by Moody's Investors Service, Inc. ('Moody's') or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Aggressive Growth Portfolio may also invest in debt securities rated below 'BBB' or 'Baa' or unrated securities of comparable quality (junk bonds). See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities. The investment polices and strategies specific to each of the Growth Portfolios are described below.

Large-Cap Growth Portfolio. The Large-Cap Growth Portfolio, advised by Janus, Papp and Montag & Caldwell, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of companies that have, at the time of purchase, a market capitalization in excess of $5 billion ('Large-Cap Companies').

Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange ('NYSE'), American Stock Exchange ('AMEX') or on another national or international stock exchange or, in some cases, are traded over-the-counter.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity securities of companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect have the potential for capital appreciation. See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Mid-Cap Growth Portfolio. The Mid-Cap Growth Portfolio, advised by MAS, Pilgrim Baxter and T. Rowe Price, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of medium-sized companies that have, at the time of purchase, a market capitalization between $1 billion and $5 billion ('Mid-Cap Companies').

Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE or another national or international stock exchange or, in some cases, are traded over-the-counter. Such companies, however, may be less seasoned than Large-Cap Companies, as defined in 'Large-Cap Growth Portfolio,' above. In general, the securities of Mid-Cap Companies may be more volatile than those of Large-Cap Companies.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Mid-Cap Companies. These investments may include equity securities of Large-Cap Companies and companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect have the potential for capital appreciation. See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.



Aggressive Growth Portfolio. The Aggressive Growth Portfolio, advised by Janus, SunAmerica and Warburg, will invest in equity securities to seek aggressively and selectively long-term total return, without regard to the market capitalization of an issuer. Generally, the Portfolio will invest in securities of companies that have, at the time of purchase, a market capitalization of less than $1 billion ('Small-Cap Companies') or Mid-Cap Companies, as defined in 'Mid-Cap Growth Portfolio,' above. The Advisers may also purchase securities of Large-Cap Companies, as defined in 'Large-Cap Growth Portfolio,' above.

Style Select Series (Servicemark)
10

Small-Cap Companies generally will be companies that, although not 'start-up' companies, have been in business for a shorter period of time than Mid-Cap or Large-Cap Companies. Small-Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies, or may be in businesses that are out of favor with or have not yet been discovered by the broader investment community. While some Small-Cap Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter.

There is no requirement that any minimum percentage of assets of the Portfolio be maintained in securities of either Small-Cap Companies or Mid-Cap Companies. In general, to the extent that more of the Portfolio's assets are invested in Small-Cap Companies, the Portfolio's net asset value may be subject to more volatility than if such assets were invested in larger companies. See 'Investment in Small-Cap Companies' in 'Investment Techniques and Risk Factors.' In addition, the Portfolio may invest up to 35% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

The Blend Portfolio
--------------------------------------------------------------------------------

The Fund currently offers one Blend Portfolio, the Large-Cap Blend Portfolio, the investment policies and strategies of which are described below.


Large-Cap Blend Portfolio. The Large-Cap Blend Portfolio, advised by Lazard, SunAmerica and T. Rowe Price, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of Large-Cap Companies. Large-Cap Companies have, at the time of purchase, a market capitalization in excess of $5 billion. Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter. In selecting equity securities of Large-Cap Companies, an Adviser will seek to achieve a blend of what it considers to be growth companies, value companies and companies that the Adviser believes have elements of both growth and value. An Adviser will normally select securities of companies whose earnings are expected by the Adviser to grow and to be able to support a growing dividend payment, as well as securities that do not pay dividends currently but offer prospects of appreciation and future income. Investments will be identified based upon factors including undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a below-average price to book value ratio, a below-average price to earnings ratio and, although current income will not always be a significant factor in selecting securities, an above-average dividend yield. Investments will also be identified based upon other factors including above-average earnings growth and cash flow sufficient to support growing dividends, as well as the prospect for capital appreciation and future dividend payments with respect to securities that do not currently pay dividends.


The Large-Cap Blend Portfolio may invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity securities of companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion. These investments may also include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below 'BBB' by S&P, or 'Baa' by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds). See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

                                               Style Select Series (Servicemark)
                                                                              11

The Value Portfolios
--------------------------------------------------------------------------------

The Value Portfolios consist of the Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio. Under normal circumstances, at least 65% of each Value Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The Advisers will normally select securities that they believe are selling at a price that is low relative to their worth. Investments will be identified based upon factors including undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a below-average price to book value ratio, a below-average price to earnings ratio and, although current income will not always be a significant factor in selecting securities, an above-average dividend yield. In addition, the Advisers may take into account such other factors as an issuer's product demand and development, resources for expansion, quality of management, overall favorable business prospects and industry fundamentals. While the Advisers seek to identify investments with the potential for above-average appreciation, there is a risk that other investors will not recognize the intrinsic worth of a security owned by the Value Portfolios for a long period, if at all. In addition, there is the risk that a security judged to be undervalued by the Advisers is actually appropriately priced due to fundamental problems with the issuer's business prospects that are not yet apparent. Each of the Value Portfolios may invest in debt securities that the Advisers expect to have the potential for capital appreciation, which are rated as low as 'BBB' by S&P, or 'Baa' by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality. The Value Portfolio and Small-Cap Value Portfolio may also invest in debt securities rated below 'BBB' or 'Baa' or unrated securities of comparable quality (junk bonds). See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities. The investment policies and strategies specific to each of the Value Portfolios are described below.

Large-Cap Value Portfolio. The Large-Cap Value Portfolio, advised by Babson, Davis and Wellington Management, will invest, under normal circumstances, at least 65% of the Portfolio's assets in securities of Large-Cap Companies that the Advisers believe are selling at a price that is low relative to their worth. Large-Cap Companies have, at the time of purchase, a market capitalization in excess of $5 billion. Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect to have the potential for capital appreciation. See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Value Portfolio. The Value Portfolio, advised by Davis, Neuberger&Berman, and Strong/Schafer, will invest, under normal circumstances, in securities that the Advisers believe are selling at a price that is low relative to their worth, without regard to the market capitalization of the issuer. It is anticipated that a significant portion of the Portfolio's assets as a whole will generally be invested in securities of Mid-Cap Companies, which have, at the time of purchase, a market capitalization between $1 billion and $5 billion; however, any particular Adviser may not necessarily invest a significant portion of the Portfolio's assets allocated to it in such companies. Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter. Investing in such companies may have greater risks than investing in larger companies.

The Portfolio may also invest up to 35% of its total assets in debt securities that the Advisers expect to have the potential for capital appreciation. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors.'

Small-Cap Value Portfolio. The Small-Cap Value Portfolio, advised by Berger/PWM, Lazard and Glenmede, will invest under normal circumstances, at least 65% of the Portfolio's total assets in securities of Small-Cap Companies that the Advisers believe are selling at a price that is low relative to their worth. Small-Cap Companies have, at the time

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Style Select Series (Servicemark)
12

of purchase, a market capitalization of less than $1 billion. Small-Cap Companies generally will be companies that, although not 'start-up' companies, have been in business for a shorter period of time than Mid-Cap or Large-Cap Companies. Small-Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies, or may be in businesses that are out of favor with or have not yet been discovered by the broader investment community. While some Small-Cap Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter. In general, to the extent that the Portfolio's assets are invested in Small-Cap Companies, the Portfolio's net asset value may be subject to more volatility than if such assets were invested in larger companies. See 'Investment in Small-Cap Companies' in 'Investment Techniques and Risk Factors.'

The Portfolio may also invest up to 35% of its total assets in equity securities of issuers other than Small-Cap Companies and in debt securities that the Advisers expect have the potential for capital appreciation. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

The International Portfolio
--------------------------------------------------------------------------------

The Fund currently offers one International Portfolio, the International Equity Portfolio, the investment policies and strategies of which are described below.


International Equity Portfolio. The International Equity Portfolio, advised by BT, Rowe-Fleming and Warburg will invest, under normal circumstances, in securities of non-U.S. issuers. Country selection is a significant part of each Adviser's investment process. The Portfolio is permitted to invest in any country where it is legal for U.S. investors to invest.


The Portfolio will invest in securities of companies without regard to their market capitalization. However, investing in smaller companies may have greater risks than investing in larger companies. See 'Investment in Small-Cap Companies' in 'Investment Techniques and Risk Factors.' The Portfolio may also invest from time to time in companies located in countries considered to be emerging markets (i.e., those generally considered to be in emerging or developing countries). Investment in foreign securities in general, and in emerging markets in particular, involves certain risks not present when investing in United States securities. See 'Foreign Securities' in 'Investment Techniques and Risk Factors.'


Under normal conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of issuers in at least three countries other than the United States. The Portfolio may purchase securities on foreign stock exchanges, on U.S. stock exchanges, or in the over-the-counter market. In addition, the Portfolio may invest in securities in the form of sponsored or unsponsored American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') or other similar securities representing a right to obtain underlying securities of foreign issuers. The Portfolio may invest up to 35% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is below 'BBB' by S&P, or below 'Baa' by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds). See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

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                                               Style Select Series (Servicemark)
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Advisers' Historical Performance Data
--------------------------------------------------------------------------------


Set forth below is historical performance data relating to each of the Advisers selected by SunAmerica for the Portfolios. The performance information presented below is based on data provided by each Adviser relating to accounts managed by that Adviser that have investment objectives and policies similar (although not necessarily identical) to the relevant Portfolio and are advised by that Adviser using investment styles and strategies substantially similar to those to be employed by that Adviser in advising its portion of the Portfolio. THE PERFORMANCE INFORMATION SET FORTH BELOW FOR THE RESPECTIVE ADVISERS DOES NOT REPRESENT THE PERFORMANCE OF THE FUND OR ANY PORTFOLIO. The Large-Cap Growth, Large-Cap Blend, Large-Cap Value and Small-Cap Value Portfolios are recently organized and have performance records of less than a year. The following performance should not be considered a prediction of future performance of the Fund or any Portfolio. The performance of a particular Portfolio may be higher or lower than that of the respective Advisers shown below.


All of the Advisers' historical performance information reflects annualized total return over the stated period of time. Total return shows how much an investment has increased (decreased) over a specified period of time and includes capital appreciation and income. The term 'annualized total return' signifies that cumulative total returns for a stated time period (i.e., 1, 3, 5 or 10 years) have been annualized over such period. In order to present the total return information in a consistent manner, all returns were calculated by geometrically linking quarterly total return data for the relevant number of quarters and annualizing the result over the equivalent number of years.



All information is based on data supplied by the Advisers or Morningstar, Inc. ('Morningstar') and believed by the Fund to be reliable. Where an Adviser's performance is based on a single account, performance has been calculated in accordance with prescribed Securities and Exchange Commission guidelines. Where composite performance information is provided, the total return for each Adviser's composite performance has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ('AIMR'). Unless otherwise indicated, the performance, while having been calculated in accordance with either Securities and Exchange Commission or AIMR methodology, has not been independently verified or audited. AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Performance figures for any particular Adviser do not necessarily reflect all of the Adviser's assets under management and may not accurately reflect the performance of all accounts managed by the Adviser.



Where the performance information of an Adviser in the following tables constitutes a single account, it is presented net of actual fees charged by the individual Advisers, except as otherwise noted, and reflects the imposition of any sales loads or charges to such account, if applicable. Where an Adviser provides composite performance, one of two types of composites may be used, a 'net composite' or a 'gross composite.' In a net composite, the performance return of each account in the composite is reduced by the actual fees charged to that particular account. In a gross composite, the gross composite performance return is reduced by the highest annual expenses charged to any account included in the particular composite.


Certain of the client accounts that are included in an Adviser's past performance record may not be registered investment companies. Such accounts would not be subject to the same types of expenses to which the Fund is subject, nor to the specific diversification and other restrictions and investment limitations imposed on the Fund and its Portfolios by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). The performance results that include accounts that are not registered investment companies might have been less favorable had they been subject to regulation as investment companies under the relevant federal laws.


Finally, for each period presented, the investment performance for the Advisers of each Portfolio is compared to the average performance of a group of similar mutual funds tracked by Morningstar. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.


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Style Select Series (Servicemark)
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Advisers for Large-Cap Growth Portfolio
--------------------------------------------------------------------------------


The Advisers for the Large-Cap Growth Portfolio are:

JANUS CAPITAL CORPORATION (JANUS)
L. ROY PAPP & ASSOCIATES (PAPP)
MONTAG & CALDWELL, INC. (MONTAG & CALDWELL)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'


PORTFOLIO PERFORMANCE


--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through December 31, 1997 was 3.28%.


ANNUALIZED TOTAL RETURNS

--------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997

                     Advisers' Past Performance (Bar Chart)

                                     1 Year

Morningstar Large Growth Category                                        26.5%
Janus                                                                    26.5%
Papp                                                                     29.9%
Montag & Caldwell                                                        32.7%

                                     3 Years

Morningstar Large Growth Category                                        25.8%
Janus                                                                    30.6%
Papp                                                                     31.5%
Montag & Caldwell                                                        35.3%

                                     5 Years

Morningstar Large Growth Category                                        16.1%
Janus                                                                    16.9%
Papp                                                                     19.6%
Montag & Caldwell                                                        22.5%

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                                               Style Select Series (Servicemark)
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NOTES (LARGE-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Janus


Janus' historical performance data covers 10 years (the period since inception) and reflects the performance of the Janus Earnings Growth Composite (which includes mutual funds). The annualized return since inception of the composite is 19.9% as of December 31, 1997. The composite includes all accounts over $5 million with investment objectives, policies and strategies substantially similar to those to be used by Janus in managing its portion of the Large-Cap Growth Portfolio. Fifteen such accounts, with net assets totaling $22 million (less than 1% of the total assets in the 61 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of December 31, 1997, the composite included 46 accounts with aggregate assets of $13.3 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


  Papp


Papp's historical performance data covers 6 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 19.1% as of December 31, 1997. This account represents the only account managed by Papp with an investment objectives, policies and strategies substantially similar to those to be used by Papp in managing its portion of the Large-Cap Growth Portfolio. As of December 31, 1997, the account's net assets totaled $289.3 million. The returns are presented net of actual fees.


  Montag & Caldwell


Montag & Caldwell's historical performance data covers 10 years and reflects the performance of the Montag & Caldwell Growth Composite. The annualized ten-year return of the composite is 20.5% as of December 31, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by Montag & Caldwell in managing its portion of the Large-Cap Growth Portfolio, except that 14 such accounts, with net assets totaling $27 million (less than 1% of the total assets in the 151 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of December 31, 1997, the composite included 137 accounts with aggregate assets of $6.2 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales load or charges.


  Morningstar Large Growth Category


Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of 268 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Growth Portfolio.


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Style Select Series (Servicemark)
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GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

FIVE YEARS ENDED DECEMBER 31, 1997


                 Growth of a $10,000 Investment (Mountain Chart)


                                                                Morningstar
                                                               Large Growth
            Janus          Papp         Montag & Caldwell        Category

1992       $10,000        $10,000           $10,000               $10,000
1993       $10,443        $ 9,999           $11,140               $10,824
1994       $ 9,791        $10,756           $11,129               $10,585
1995       $13,731        $14,769           $15,569               $13,908
1996       $17,251        $18,853           $20,754               $16,678
1997       $21,822        $24,494           $27,540               $21,099


NOTE (LARGE-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects six years of performance data for the Janus Earnings Growth Composite, a single mutual fund of Papp and the Montag & Caldwell Growth Composite. The returns for Janus, Papp and Montag & Caldwell are net of actual expenses.



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                                               Style Select Series (Servicemark)
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Advisers for Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Mid-Cap Growth Portfolio are:

MILLER ANDERSON & SHERRERD, LLP (MAS)
PILGRIM BAXTER & ASSOCIATES, LTD. (PILGRIM BAXTER)
T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------


The Portfolio's (Class A shares) average annual total return since inception (November 19, 1996) through December 31, 1997 was 5.46%.


ANNUALIZED TOTAL RETURNS

--------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997




                     Advisers' Past Performance (Bar Chart)

                               1 Year

Morningstar Mid-Cap Growth                                        15.9%
Mid-Cap Growth Portfolio (Class A)                                 7.3%*
MAS                                                               33.1%
Pilgrim Baxter                                                    -1.2%
T. Rowe Price                                                     18.3%

                               3 Year

Morningstar Mid-Cap Growth                                        22.4%
MAS                                                               29.2%
Pilgrim Baxter                                                    18.6%
T. Rowe Price                                                     27.7%
                               5 Year


Morningstar Mid-Cap Growth                                        15.7%
MAS                                                               19.2%
Pilgrim Baxter                                                    13.4%
T. Rowe Price                                                     21.4%


------------------
*The Portfolio's performance constitutes average annual total return and reflects the deduction of actual operating expenses and the imposition of a front-end sales load.

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Style Select Series (Servicemark)
18

NOTES (MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales load or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  MAS


MAS' historical performance data covers 7 3/4 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 20.8% as of December 31, 1997. MAS manages 2 accounts, including the Portfolio, with investment objectives, and investment policies and strategies substantially similar to those to be used by MAS in managing its portion of the Mid-Cap Growth Portfolio. The omission of the Portfolio, with assets of approximately $24 million (less than 5% of the total assets in the 2 accounts), does not render the performance information misleading. As of December 31, 1997, the account's net assets totaled $483.2 million. The returns are presented net of actual fees.


  Pilgrim Baxter


Pilgrim Baxter's historical performance data covers 10 years and reflects the performance of the Pilgrim Baxter Mid-Cap Composite. The annualized ten-year return of the composite is 14.5% as of December 31, 1997. The composite is AIMR verified and includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Pilgrim Baxter in managing its portion of the Mid-Cap Growth Portfolio. As of December 31, 1997, the composite included 10 accounts totaling $1.3 billion, which represented 9.4%

of all equity accounts under management. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


  T. Rowe Price


T. Rowe Price's historical performance data covers over 5 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 24.1% as of December 31, 1997. T. Rowe Price manages a total of 6 accounts (all of which are mutual funds) with an investment objective, policies and strategy substantially similar to those used in managing its portion of the Mid-Cap Growth Portfolio. T. Rowe Price does not calculate composite performance for mutual fund accounts. Of the other 5 accounts 2 do not have performance records as of December 31, 1997. The omission of the other 3 accounts, with assets of approximately $95.7 million (approximately 5% of the total assets in the 6 accounts), does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled approximately $1.8 billion. The returns are presented net of actual fees.


  Morningstar Mid-Cap Growth Category

Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 334 mutual funds which have portfolios with similar median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Mid-Cap Growth Portfolio.

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                                               Style Select Series (Servicemark)
                                                                              19

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

FIVE YEARS ENDED DECEMBER 31, 1997



                 Growth of a $10,000 Investment (Mountain Chart)

                         Pilgrim          T. Rowe           Morningstar Mid-Cap
            MAS          Baxter           Price                  Category

1992      $10,000        $10,000          $10,000                 $10,000
1993      $11,823        $11,613          $12,624                 $11,620
1994      $11,186        $11,215          $12,661                 $11,298
1995      $15,241        $16,687          $17,845                 $15,337
1996      $18,104        $18,960          $22,278                 $17,869
1997      $24,102        $18,733          $26,361                 $20,705



NOTE (MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects five years of performance data for the Pilgrim Baxter Mid Cap Composite, a single mutual fund of T. Rowe Price and a single mutual fund of MAS. The returns for all time periods are net of actual expenses.


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Style Select Series (Servicemark)
20

Advisers for Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Aggressive Growth Portfolio are:

JANUS CAPITAL CORPORATION (JANUS)
SUNAMERICA ASSET MANAGEMENT CORP. (SUNAMERICA)
WARBURG PINCUS ASSET MANAGEMENT, INC. (WARBURG)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE

--------------------------------------------------------------------------------


The Portfolio's (Class A Shares) average annual total return since inception (November 19, 1996) through December 31, 1997 was 18.92%.


ANNUALIZED TOTAL RETURNS

--------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997


                             1 Year

Morningstar Aggressive Growth                                 16.4%
Aggressive Growth Portfolio (Class A)                         17.6%*
Janus                                                         27.5%
SunAmerica                                                    -2.6%

Warburg                                                       20.7%

                             3 Year

Morningstar Aggressive Growth                                 22.1%
Janus                                                         35.7%
SunAmerica                                                    18.9%
Warburg                                                       24.3%
                             5 Year

Morningstar Aggressive Growth                                 16.4%
Janus                                                         24.8%
SunAmerica                                                    14.9%
Warburg                                                       17.3%

------------------
* The Portfolio's performance constitutes average annual total return and reflects the deduction of actual operating expenses and the imposition of a front-end sales load.

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                                               Style Select Series (Servicemark)
                                                                              21

NOTES (AGGRESSIVE GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Janus


Janus' historical performance data covers 8 years (the period since inception) and reflects the performance of the Janus Aggressive Growth Composite (which includes mutual funds). The annualized return since inception of the composite is 24.2% as of December 31, 1997. The composite includes all accounts over $5 million with investment objectives, policies and strategies substantially similar to those used by Janus in managing its portion of the Aggressive Growth Portfolio. Fifteen such accounts, with net assets totaling $45 million (less than 5% of the total assets in the 30 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of December 31, 1997, the composite included 15 accounts with aggregate assets of $867 million. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.



  SunAmerica


SunAmerica's historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. The annualized ten-year return of the account is 17.4% as of December 31, 1997. SunAmerica manages a total of 3 accounts (all of which are mutual funds) with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Aggressive Growth Portfolio. SunAmerica does not calculate composite performance for mutual fund accounts. The omission of 2 of the accounts, with assets totaling $133.8 million (less than 34% of the total assets in the 3 accounts), does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled $263.3 million. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 5.75%.


  Warburg


Warburg's historical performance data covers approximately 6 3/4 years and reflects the performance of a single account, which is a mutual fund. The annualized return since inception of the account is 7.1% as of December 31, 1997. Warburg manages a total of 3 accounts (1 of which is an institutional account and 2 of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the Aggressive Growth Portfolio. Warburg does not calculate a combined composite performance for its mutual fund accounts, nor does it calculate a combined composite of the institutional account's performance and the mutual funds' performance. However, the performance for the other 2 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled $420.6 million, which represented approximately 19.6% of the total assets in the 3 similar accounts. The returns are presented net of actual fees and sales charges.



  Morningstar Aggressive Growth Objective



Developed by Morningstar, the Morningstar Aggressive Growth Objective currently reflects a group of 134 mutual funds which seek rapid growth of capital. The group typically employ strategies that involve greater risk than those used by most equity funds.


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Style Select Series (Servicemark)
22


GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

SIX YEARS ENDED DECEMBER 31, 1997


                 Growth of a $10,000 Investment (Mountain Chart)

                                                              Morningstar
                                                              Aggressive
             Janus         SunAmerica         Warburg           Growth
                                                               Objective

1991        $10,000         $10,000           $10,000           $10,000
1992        $10,591         $11,442           $11,153           $11,016
1993        $12,192         $13,027           $13,111           $13,296
1994        $12,803         $13,643           $12,868           $12,921
1995        $21,571         $20,486           $18,724           $17,720
1996        $25,106         $23,543           $20,487           $20,189
1997        $32,011         $24,327           $24,728           $23,500


NOTE (AGGRESSIVE GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects six years of performance data for the Janus Aggressive Growth Composite, a single mutual fund of SunAmerica and a single mutual fund of Warburg. The returns for Janus, SunAmerica and Warburg are net of actual expenses.


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                                               Style Select Series (Servicemark)
                                                                              23

Advisers for Large-Cap Blend Portfolio
--------------------------------------------------------------------------------

The Advisers for the Large-Cap Blend Portfolio are:

LAZARD ASSET MANAGEMENT (LAZARD)
SUNAMERICA ASSET MANAGEMENT CORP. (SUNAMERICA)
T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'



PORTFOLIO PERFORMANCE


--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through December 31, 1997 was 1.20%.


ANNUALIZED TOTAL RETURNS

--------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997


                     Advisers' Past Performance (Bar Chart)

                               1 Year


Morningstar Large Blend                                          27.9%
Lazard                                                           24.6%
SunAmerica                                                       22.7%
T. Rowe Price                                                    23.5%

                              3 Year

Morningstar Large Blend                                          26.7%
Lazard                                                           27.5%
SunAmerica                                                       27.8%
T. Rowe Price                                                    26.7%

                              5 Year

Morningstar Large Blend                                          17.3%
Lazard                                                           20.0%
T. Rowe Price                                                    18.0%

                              10 Year

Morningstar Large Blend                                          15.9%
Lazard                                                           17.2%
T. Rowe Price                                                    16.5%


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Style Select Series (Servicemark)
24

NOTES (LARGE-CAP BLEND PORTFOLIO)


--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees, and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Lazard


Lazard's historical performance data covers 10 years and reflects the performance of Lazard's U.S. Equity Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Lazard in managing its portion of the Large-Cap Blend Portfolio, except that 45 such accounts, with net assets totaling $3.3 million (less than 1% of the total assets in the 102 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of December 31, 1997, the composite included 57 accounts totaling over $6.3 billion in assets under management. The returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


  SunAmerica


SunAmerica's historical performance data covers 3 1/2 years (the period since inception) and reflects the performance of a single account, which is a front-end load mutual fund. This account represents the only account managed by SunAmerica with an investment objectives, policies and strategies substantially similar to those to be used by SunAmerica in managing its portion of the Large-Cap Blend Portfolio. As of December 31, 1997, the fund's net assets totaled $116.9 million. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 5.75%.


  T. Rowe Price


T. Rowe Price's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. According to T. Rowe Price, this account represents the only investment vehicle managed by T. Rowe Price with an investment objectives, policies and strategies substantially similar to those to be used by T. Rowe Price in managing its portion of the Large-Cap Blend Portfolio. As of December 31, 1997, the account's net assets totaled over $3.3 billion. The returns are presented net of actual fees.


  Morningstar Large Blend Category



Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of 715 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Blend Portfolio.

                                               Style Select Series (Servicemark)
                                                                              25

GROWTH OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------

THREE YEARS ENDED DECEMBER 31, 1997


                 Growth of a $10,000 Investment (Mountain Chart)

                                                              Morningstar Large
            Lazard        SunAmerica       T. Rowe Price        Blend Category

1994        $10,000         $10,000           $10,000              $10,000
1995        $13,700         $12,801           $13,092              $13,195
1996        $16,618         $16,275           $16,449              $15,891
1997        $20,706         $21,187           $20,314              $20,324


NOTE (LARGE-CAP BLEND PORTFOLIO)

--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects three years of performance data for the Lazard U.S. Equity Composite, a single mutual fund of SunAmerica and a single mutual fund of T. Rowe Price. The returns for Lazard, SunAmerica and T. Rowe Price are net of actual expenses.

Style Select Series (Servicemark)
26

Advisers for Large-Cap Value Portfolio
--------------------------------------------------------------------------------

The Advisers for the Large-Cap Value Portfolio are:

DAVID L. BABSON & CO., INC. (BABSON)

DAVIS SELECTED ADVISERS, L.P. (DAVIS)
WELLINGTON MANAGEMENT COMPANY, LLP
  (WELLINGTON MANAGEMENT)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'


PORTFOLIO PERFORMANCE


--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through December 31, 1997 was -2.0%.


ANNUALIZED TOTAL RETURNS

--------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997


                           Advisers' Past Performance


                             1 Year

Morningstar Large Value                                       26.7%
Babson                                                        27.1%
Davis                                                         27.4%
Wellington Management                                         24.2%

                             3 Year

Morningstar Large Value                                       26.2%
Babson                                                        27.7%
Davis                                                         31.3%
Wellington Management                                         28.2%

                             5 Year

Morningstar Large Value                                       17.7%
Babson                                                        21.5%
Davis                                                         20.9%
Wellington Management                                         21.0%

                            10 Year

Morningstar Large Value                                       15.9%
Babson                                                        17.5%
Davis                                                         20.5%

Wellington Management                                         17.6%

                                              Style Select Series (Servicemark)
                                                                              27

NOTES (LARGE-CAP VALUE PORTFOLIO)

------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Babson

Babson's historical performance data covers 10 years and reflects the performance of the Babson Value Composite. According to Babson, the composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Babson in managing its portion of the Large-Cap Value Portfolio. Composite returns with respect to the period prior to 1995 are based on results from a single account, which is a no-load mutual fund, and, with respect to the period from 1995 to present, are based on results from fully discretionary separate accounts and no-load mutual funds advised by Babson. As of December 31, 1997, the composite included 36 accounts with aggregate assets of $1.6 billion. The composite returns are presented net of actual fees. None of the accounts included in composite bears any sales loads or charges.


  Davis

Davis' historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. Davis manages a total of 14 accounts (9 of which are institutional accounts and 5 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Large-Cap Value Portfolio. Davis does not calculate composite performance for either its institutional accounts or its mutual fund accounts, nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 13 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled $7.9 billion, which represented approximately 81% of the total assets in the 12 similar accounts. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 4.75%.



  Wellington Management


Wellington Management's historical performance data covers 10 years and reflects the performance of the Wellington Management Value/Yield Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Wellington Management in managing its portion of the Large-Cap Value Portfolio. As of December 31, 1997, the composite included 13 separately managed accounts totaling $4.0 billion of assets under management. The returns for the composite were supplied to the Fund by Wellington Management gross of certain fees, but have been adjusted to reflect the highest fees charged to any account included in the composite for the reporting period. None of the accounts in the composite bears any sales loads or charges.


  Morningstar Large Value Category


Developed by Morningstar, the Morningstar Large Value Category reflects a group of 397 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Value Portfolio.

Style Select Series (Servicemark)
28

GROWTH OF A $10,000 INVESTMENT

------------------------------------------------------------------------------

TEN YEARS ENDED DECEMBER 31, 1997



                 Growth of a $10,000 Investment (Mountain Chart)


                                                Morningstar
                                                  Large
                                Wellington        Value
         Babson      Davis      Management       Category

1987     $10,000    $10,000       $10,000        $10,000
1988     $11,948    $11,663       $12,251        $11,751
1989     $14,183    $15,716       $15,096        $14,484
1990     $12,632    $15,260       $13,989        $13,537
1991     $16,352    $21,448       $17,857        $17,544
1992     $18,958    $24,030       $19,709        $19,283
1993     $23,395    $27,897       $24,082        $21,839

1994     $24,106    $27,359       $24,270        $21,724
1995     $31,974    $38,455       $32,245        $28,706
1996     $39,661    $48,661       $41,142        $34,458
1997     $50,161    $65,050       $51,111        $43,659



NOTE (LARGE-CAP VALUE PORTFOLIO)

------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects ten years of performance data for the Babson Value Composite, a single mutual fund of Davis, and the Wellington Management Value/Yield Composite. The returns for the Babson Value Composite and the Davis fund are net of actual expenses. The returns for the Wellington Management Value/Yield Composite have been adjusted to give effect to the account in the composite with the highest annualized expense for each 1, 3, 5, and 10 year period.

                                               Style Select Series (Servicemark)
                                                                              29

Advisers for Value Portfolio

------------------------------------------------------------------------------

The Advisers for the Value Portfolio are:

DAVIS SELECTED ADVISERS, L.P. (DAVIS) NEUBERGER&BERMAN, LLC (NEUBERGER&BERMAN) STRONG CAPITAL MANAGEMENT, INC. (subcontracted to Schafer Capital Management, Inc., together with Strong Capital Management, Inc. referred to as 'Strong/Schafer').

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE

------------------------------------------------------------------------------


The Portfolio's (Class A shares) average annual total return since inception (November 19, 1996) through December 31, 1997 was 21.91%.


ANNUALIZED TOTAL RETURNS

------------------------------------------------------------------------------


PERIODS ENDED DECEMBER 31, 1997


                     Advisers' Past Performance (Bar Chart)

                                1 Year

Morningstar Mid-Cap Value                                           27.0%
Value Portfolio (Class A)                                           21.9%*
Davis                                                               27.4%
Neuberger&Berman                                                    29.2%
Strong/Schafer                                                      30.8%

                                3 Year

Morningstar Mid-Cap Value                                           25.6%
Davis                                                               31.3%
Neuberger&Berman                                                    30.3%
Strong/Schafer                                                      28.8%

                                5 Year

Morningstar Mid-Cap Value                                           17.4%
Davis                                                               20.9%
Neuberger&Berman                                                    20.4%
Strong/Schafer                                                      20.5%

                               10 Year

Morningstar Mid-Cap Value                                           15.8%
Davis                                                               20.5%
Neuberger&Berman                                                    17.2%
Strong/Schafer                                                      19.3%

------------------
*The Portfolio's performance constitutes averge annual total return and reflects the deduction of actual operating expenses and the imposition of a front-end sales load.

Style Select Series (Servicemark)
30

NOTES (VALUE PORTFOLIO)

------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Davis


Davis' historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. Davis manages a total of 13 accounts (9 of which are institutional accounts and 4 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portion of the Value Portfolio. Davis does not calculate composite performance for either its institutional accounts or its mutual fund accounts, nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 12 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled $7.9 billion, which represented approximately 81% of the total assets in the 13 similar accounts. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 4.75%.


  Neuberger&Berman


Neuberger&Berman's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. Neuberger&Berman manages 2 accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those to be used by Neuberger&Berman in managing its portion of the Value Portfolio. The omission of the Portfolio, with assets of approximately $52.0 million (less than 2% of the total assets in the 2 accounts), does not render the performance information misleading. As of December 31, 1997, the account's net assets totaled $3.83 billion. The returns are presented net of actual fees.


  Strong/Schafer


Strong/Schafer's historical performance data covers 10 years and reflects the performance of the Schafer Capital Equity Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Strong/Schafer in managing its portion of the Value Portfolio. As of December 31, 1997, the composite included 3 separately managed accounts and 2 mutual funds totaling approximately $1.7 billion of assets under management. The returns are presented net of actual fees. None of the accounts in the composite bears any sales loads or charges. Prior to January 1, 1993, not all composite calculations complied with AIMR. Accordingly, performance results prior to January 1, 1993 do not comply with AIMR.


  Morningstar Mid-Cap Value Category



Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of 195 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Value Portfolio.

                                               Style Select Series (Servicemark)
                                                                              31

GROWTH OF A $10,000 INVESTMENT

------------------------------------------------------------------------------

TEN YEARS ENDED DECEMBER 31, 1997


                 Growth of a $10,000 Investment (Mountain Chart)

                               Neuberger&                          Morningstar
               Davis             Berman         Strong/Schafer    Mid-Cap Value

1987          $10,000            $10,000            $10,000          $10,000
1988          $11,663            $11,546            $11,535          $12,028
1989          $15,715            $14,176            $14,598          $14,568
1990          $15,260            $13,452            $12,955          $13,401
1991          $21,448            $16,460            $17,868          $17,194
1992          $24,030            $19,343            $20,116          $19,488
1993          $27,897            $22,527            $24,282          $22,343
1994          $27,359            $22,101            $23,228          $21,929
1995          $38,455            $29,883            $30,963          $27,969
1996          $48,661            $37,799            $37,991          $34,200
1997          $65,050            $48,837            $49,685          $43,424


NOTE (VALUE PORTFOLIO)

------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects ten years of performance data for a single mutual fund of Davis, a single mutual fund of Neuberger&Berman and the Schafer Capital Equity Composite. The returns for Davis, Neuberger&Berman and Schafer are net of actual expenses.

Style Select Series (Servicemark)

32

Advisers for Small-Cap Value Portfolio
------------------------------------------------------------------------------

The Advisers for the Small-Cap Value Portfolio are:

BERGER ASSOCIATES, INC. (subcontracted to Perkins, Wolf, McDonnell & Company, together with Berger Associates, Inc. referred to as 'Berger/PWM') LAZARD ASSET MANAGEMENT (LAZARD)

THE GLENMEDE TRUST COMPANY (GLENMEDE)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15,
1997) through December 31, 1997 was -2.04%.


ANNUALIZED TOTAL RETURNS
------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997


                     Advisers' Past Performance (Bar Chart)


                             1 Year

Morningstar Small Value                                       27.8%
Berger                                                        36.5%
Lazard                                                        27.8%
Glenmede                                                      29.0%

                             3 Year

Morningstar Small Value                                       24.1%
Berger                                                        29.3%
Lazard                                                        26.1%
Glenmede                                                      26.6%

                             5 Year

Morningstar Small Value                                       17.4%
Berger                                                        21.8%
Lazard                                                        21.0%
Glenmede                                                      19.7%

                                               Style Select Series (Servicemark)
                                                                              33

NOTES (SMALL-CAP VALUE PORTFOLIO)

------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Berger/PWM


Berger/PWM's historical performance data covers approximately 10 years and reflects the performance of a single account, which is a no-load mutual fund. The annualized total return since inception of the account is 16.86% as of December 31, 1997. This account represents the only account managed by Berger/PWM with an investment objectives, policies and strategies substantially similar to those to be used by Berger/PWM in managing its portion of the Small-Cap Value Portfolio. As of December 31, 1997, the account's net assets totaled $135.4 million. The returns are presented net of actual fees.


  Lazard


Lazard's historical performance data covers 10 years and reflects the performance of the Lazard U.S. Small Cap Equity Composite. The annualized total return since inception of the composite is 17.3% as of December 31, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Lazard in managing its portion of the Small-Cap Value Portfolio, except that 14 such accounts, with net assets totaling $305.1 million (less than 14% of the total assets in the 39 accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of December 31, 1997, the composite included 25 accounts totaling $1.5 billion in assets under management. The returns for the composite were supplied to the Fund by Lazard gross of certain fees, but have been adjusted to reflect the highest fees charged to any account included in the composite for the reporting period. None of the accounts included in the composite bears any sales loads or charges.


  Glenmede


Glenmede's historical performance data covers approximately 6 3/4 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 18.8% as of December 31, 1997. This account represents the only account managed by Glenmede with an investment objective and investment policies and strategies substantially similar to those to be used by Glenmede in managing its portion of the Small-Cap Value Portfolio. As of December 31, 1997, the account's net assets totaled $443 million. The returns for the account were supplied to the Fund by Glenmede gross of certain fees, but have been adjusted to reflect the highest fees charged to the account for the reporting period.


  Morningstar Small Value Category


Developed by Morningstar, the Morningstar Small Value Category currently reflects a group of 235 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Small-Cap Value Portfolio.

Style Select Series (Servicemark)
34

GROWTH OF A $10,000 INVESTMENT

------------------------------------------------------------------------------

SIX YEARS ENDED DECEMBER 31, 1997


                 Growth of a $10,000 Investment (Mountain Chart)

                                                               Morningstar
              Berger           Lazard         Glenmede         Small Value

1991         $10,000           $10,000         $10,000           $10,000
1992         $11,972           $12,060         $11,249           $11,915
1993         $13,898           $14,476         $13,656           $14,007
1994         $14,827           $15,914         $13,800           $13,892
1995         $18,695           $19,579         $17,607           $17,110
1996         $23,481           $24,474         $22,026           $20,746
1997         $32,051           $31,278         $28,403           $26,513


NOTE (SMALL-CAP VALUE PORTFOLIO)

------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT



The 'Growth of $10,000' chart reflects five years of performance data for a single mutual fund of Berger/PWM, a single mutual fund of Glenmede and the Lazard U.S. Small Cap Equity Composite. The performance for Berger, Glenmede and Lazard reflect net-of-fee data.

                                               Style Select Series (Servicemark)
                                                                              35

Advisers for International Equity Portfolio
------------------------------------------------------------------------------

The Advisers for the International Equity Portfolio are:
BANKERS TRUST COMPANY (BT)
ROWE PRICE-FLEMING INTERNATIONAL, INC.
(ROWE-FLEMING)
WARBURG PINCUS ASSET MANAGEMENT, INC. (WARBURG)


The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
------------------------------------------------------------------------------

The Portfolio's (Class A shares) average annual total return since inception (November 19, 1996) through December 31, 1997 was -7.12%.1


ANNUALIZED TOTAL RETURNS
------------------------------------------------------------------------------

PERIODS ENDED DECEMBER 31, 1997


                     Advisers' Past Performance (Bar Chart)

                                     1 Year

Morningstar Foreign Stock                                      4.5%
International Equity Portfolio (Class A)                      -8.3%*
BT                                                            12.2%
Rowe-Fleming                                                   2.7%
Warburg                                                       -4.9%

                                    3 Year

Morningstar Foreign Stock                                      8.5%
BT                                                            10.8%
Rowe-Fleming                                                   9.9%
Warburg                                                        4.8%



                                   5 Year

Morningstar Foreign Stock                                     11.4%
BT                                                            14.3%
Rowe-Fleming                                                  13.0%
Warburg                                                       11.6%

--------------

(1) The Portfolio's performance reflects the performance of the predecessor Subadviser to BT, which was Strong.

  * The Portfolio's performance constitutes average annual total return and reflects the deduction of actual operating exepenses and the imposition of a front-end sales load.

Style Select Series (Servicemark)
36

NOTES (INTERNATIONAL EQUITY PORTFOLIO)

------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.


  BT


BT's historical performance data covers approximately 10 years and reflects the performance of the BT International Equity Composite, which consists of two accounts, one of which is a mutual fund and the other an institutional account. The 10 year annualized return since inception of the accounts is 7.7% as of December 31, 1997. These accounts represent all those accounts managed by BT with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the International Equity Portfolio. As of December 31, 1997, the net assets managed under the two accounts totaled approximately $1.1 billion. The returns are presented net of actual fees and sales charges.


  Rowe-Fleming


Rowe-Fleming's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. The ten-year annualized return of the account is 10.6% as of December 31, 1997. Rowe-Fleming manages a total of 34 accounts (18 of which are institutional accounts and 16 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portfolio of the International Equity Portfolio. Although Rowe-Fleming calculates composite performance for its institutional accounts, it does not calculate composite performance for mutual fund accounts, nor does it calculate a composite which combines the institutional accounts' composite performance with the mutual funds' performance. However, the performance for the other 33 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled approximately $9.7 billion, which represented approximately 51.9% of the total assets in the 34 similar accounts. The returns are presented net of actual fees.



  Warburg



Warburg's historical performance data covers approximately 6 3/4 years and reflects the performance of a single account, which is a mutual fund. The annualized return since inception of the account is 8.3% as of December 31, 1997. Warburg manages a total of 9 accounts (1 of which is an institutional account and 8 of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the International Equity Portfolio. Warburg does not calculate a combined composite performance for its mutual fund accounts, nor does it calculate a combined composite of the institutional account's performance and the mutual funds' performance. However, the performance for the other 8 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of December 31, 1997, the account's net assets totaled $446.5 million, which represented approximately 9.6% of the total assets in the 9 similar accounts. The returns are presented net of actual fees and sales charges.


  Morningstar Foreign Stock Category


Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of 469 mutual funds which invest most of their assets in foreign stocks.

                                               Style Select Series (Servicemark)
                                                                              37

GROWTH OF A $10,000 INVESTMENT


------------------------------------------------------------------------------

FIVE YEARS ENDED DECEMBER 31, 1997



                 Growth of a $10,000 Investment (Mountain Chart)


                                                                  Morningstar
         Rowe-Fleming        Btrust            Warburg           Foreign Stock

1992       $10,000           $10,000           $10,000              $10,000
1993       $14,011           $13,870           $15,058              $13,557
1994       $13,905           $14,300           $15,019              $13,443
1995       $15,488           $15,473           $16,498              $14,683
1996       $17,965           $17,362           $18,158              $16,437
1997       $18,450           $19,480           $17,277              $17,182


NOTE (INTERNATIONAL EQUITY PORTFOLIO)

------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects five years of performance data for the BT International Equity Composite, the T. Rowe Price International Stock Fund Composite and a single mutual fund of Warburg. The returns for BT, Rowe-Fleming and Warburg are net of actual expenses.

Style Select Series (Servicemark)
38

Investment Techniques and Risk Factors
------------------------------------------------------------------------------

Unless otherwise specified, each Portfolio may invest in the following securities. As used herein, the term 'Adviser' shall mean either SunAmerica or one of the Advisers chosen by SunAmerica. Also, the stated percentage limitations are applied to an investment at the time of purchase unless otherwise indicated.

Convertible Securities, Preferred Stocks, Warrants and Rights--Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Investment in Small-Cap Companies--Each Portfolio may invest in small companies having market capitalizations of under $1 billion. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Securities of small or emerging growth companies may be subject to more abrupt or erratic market movements and less market liquidity than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies. In addition, certain smaller issuers may have a higher probability of facing difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.


Foreign Securities--Each Portfolio (other than the International Equity Portfolio) is authorized to invest up to 30% of its total assets, and the International Equity Portfolio invests without limitation, in foreign securities. Each Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, including ADRs, as well as EDRs, GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a 'basket' consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency 'baskets.' Each Portfolio may also seek to gain exposure to certain foreign markets, including developing countries or emerging markets, where direct investment may be difficult or impracticable, through investment in domestic closed-end mutual funds which invest predominately in such markets. See the Statement of Additional Information for a further discussion of foreign securities.



Risks of Foreign Securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations and costs will be incurred in connection with conversions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing

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and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.

Emerging Markets. Investments may be made from time to time in issuers domiciled in, or government securities of, developing countries or emerging markets. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates. See 'Foreign Investment Companies' below for a discussion of investing in investment companies which invest in emerging markets.

Foreign Currency Transactions. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.


Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.


Each Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise 'cover' the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total net assets in the case of non-bona fide hedging transactions.


Each Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap


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transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Foreign Investment Companies--Each Portfolio may invest in domestic closed-end investment companies which invest in certain foreign markets, including developing countries or emerging markets. The Large-Cap Growth, Aggressive Growth and International Equity Portfolios may also invest in foreign investment companies which invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Portfolios do not intend to invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses. See 'Foreign Securities' and 'Emerging Markets' above and the Statement of Additional Information.

Fixed Income Securities--Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or 'called' by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as 'variable rate obligations,' is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called 'floating rate instruments,' changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

U.S. Government Securities--Securities guaranteed by the U.S. government include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are


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backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

Corporate Debt Instruments--These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

Investment Grade--A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

High-Yield, High-Risk Bonds--A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as 'junk bonds.' These include bonds rated below BBB by S&P, or Baa by Moody's, or which are unrated but considered by the Adviser to be of equivalent quality. These securities are considered speculative. See the

Statement of Additional Information for a complete description of bond ratings.

The Mid-Cap Growth Portfolio and Large-Cap Value Portfolio may invest in debt securities rated as low as 'BBB' by S&P, 'Baa' by Moody's, or unrated securities determined by the Adviser to be of comparable quality. The Large-Cap Growth, Aggressive Growth, Large-Cap Blend, Value, Small-Cap Value and International Equity Portfolios may invest in debt securities rated below investment grade (i.e., below 'BBB' by S&P, or below 'Baa' by Moody's), or if unrated, determined by the Adviser to be of equivalent quality.

Risk Factors Relating to High-Yield, High-Risk Bonds-- High-yield, high-risk bonds are subject to greater fluctuations in value than are higher rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

Sensitivity to Interest Rate and Economic Changes-- High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

Payment Expectations--High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, an Adviser would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon



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which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds.

Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.

Each Adviser attempts to reduce these risks through diversification of the assets under its control and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Advisers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.


Asset-Backed Securities--These securities represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. See the Statement of Additional Information for a further discussion of these types of securities.


Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK
Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disad-vantageous circumstances to satisfy the Portfolio's distribution obligations.

REITs--The Large-Cap Blend and each of the Value Portfolios may invest in Real Estate Investment Trusts ('REITs'), which are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Short-Term and Temporary Defensive Investments--In addition to their primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). In addition, Janus and Neuberger&Berman may invest idle cash of the assets under their control in money market mutual funds that they manage. Such an investment may entail additional fees. See the Statement of Additional Information for a description of short-term debt securities and the Appendix to the Statement of Additional Information for a description of securities ratings.


Repurchase Agreements--Under these types of agreements, a Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain appropriate collateral with the Fund's custodian (or at an appropriate sub-custodian in the case of tri- or quad-party repurchase agreements). A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with



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respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

Hedging and Income Enhancement Strategies--Each Portfolio may write covered calls to enhance income. After writing such a covered call up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be 'covered' while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). For hedging purposes or income enhancement, each Portfolio may use interest rate futures, and stock and bond index futures, including futures on U.S. government securities (together, 'Futures'); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as 'Hedging Instruments'). All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by a Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets.

Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective such as hedging or managing risk, but not for speculation. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Advisers' predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Advisers' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain 'cover' or to segregate securities in connection with hedging transactions. A transaction is 'covered' when the Portfolio owns the security subject to the option on such security, or some other security acceptable for applicable segregation requirements. See the Statement of Additional Information for further information concerning income enhancement and hedging strategies and the regulation requirements relating thereto.


Illiquid and Restricted Securities--No more than 15% of the value of a

Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these

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restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See 'Illiquid Securities' in the Statement of Additional Information for a further discussion of investments in such securities.

Hybrid Instruments--These instruments, including indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Borrowing--As a matter of fundamental policy, each Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance investment performance, each Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Securities Lending--Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.


When-Issued, Delayed Delivery and Forward Transactions--These generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. A Portfolio does not earn interest on securities purchased in this manner until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. One form of when-issued or delayed delivery security that each Portfolio may purchase is a 'to be announced' or 'TBA' mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.


Short Sales--Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will


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maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

Each Portfolio may make 'short sales against the box.' A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

Special Situations--A 'special situation' arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Future Developments--Each Portfolio may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

See the Statement of Additional Information for further information concerning these and other types of securities and investment techniques in which the Portfolio may from time to time invest, including dollar rolls, standby commitments and reverse repurchase agreements.

Management of the Fund
------------------------------------------------------------------------------

Directors. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland.


SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of December 31, 1997, held more than $52 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica

Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $12 billion as of December 31, 1997 for investment companies, individuals, pension accounts, and corporate and trust accounts.


SunAmerica selects the Advisers for and/or manages the investments of each Portfolio, provides various administrative services and supervises the Portfolio's daily business affairs, subject to general review by the Directors. The Investment Advisory and Management Agreement entered into between SunAmerica and the Fund, on behalf of each Portfolio (the 'Management Agreement') authorizes SunAmerica to manage the assets of each Portfolio and/or to retain the Advisers to do so. SunAmerica monitors the activities of the Advisers, and from time to time will recommend the replacement of an Adviser on the basis of investment performance, style drift, or other considerations.

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The annual rate of the investment advisory fee
payable to SunAmerica that applies to each of the Growth Portfolios, Large-Cap Blend Portfolio and Value Portfolios is 1.00% of Assets. The annual rate of the investment advisory fee payable to SunAmerica that applies to the International Equity Portfolio is 1.10% of Assets. The term 'Assets' means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly, and may be higher than those charged to other funds.


For the fiscal year ended October 31, 1997, each Portfolio paid SunAmerica a fee equal to the following percentages of average daily net assets: Large-Cap Growth Portfolio 1.00%; Mid-Cap Growth Portfolio 1.00%; Aggressive Growth Portfolio 1.00%; Large-Cap Blend Portfolio 1.00%; Large-Cap Value Portfolio 1.00%; Value Portfolio 1.00%; Small-Cap Value Portfolio 1.00%; and International Equity Portfolio 1.10%. SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the Assets of Class A shares and 2.43% of the Assets of Class B and Class C shares for each Portfolio (other than the International Equity Portfolio) and 2.03% of the Assets of Class A shares and 2.68% of the Assets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.



The Advisers. The organizations described below act as Advisers to the respective Portfolio pursuant to agreements with SunAmerica (each, a 'Subadvisory Agreement' and collectively the 'Subadvisory Agreements'). The duties of each Adviser include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. Each Adviser, therefore, generally formulates the continuing program for management of the Assets under its control consistent with the Portfolio's investment objectives and the investment policies established by the Board. Because each Adviser manages its portion of its respective Portfolio independently of the Portfolio's other Advisers, the same security may be held in two different portions of the same Portfolio, or may be acquired for one portion of the Portfolio at the time that the Adviser to another portion of the Portfolio deems it appropriate to dispose of the security from that other portion. Under some market conditions, one or more of the Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio.


Each of the Advisers (other than SunAmerica) is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the Advisers' fees. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Adviser. The annual rate as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of Assets of each Portfolio. The actual aggregate annual rates of such fees would be the following, expressed as a percentage of the Assets of each Portfolio: Large-Cap Growth Portfolio, 0.48%; Mid-Cap Growth Portfolio, 0.50%; Aggressive Growth Portfolio, 0.37%; Large-Cap Blend Portfolio, 0.32%; Large-Cap Value Portfolio, 0.41%; Value Portfolio, 0.50%; Small-Cap Value Portfolio, 0.55%; and International Equity Portfolio, 0.65%.


SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission which permits SunAmerica, subject to certain conditions, to enter into Subadvisory Agreements relating to the Fund with Advisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate a Subadvisory Agreement for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund

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to disclose to shareholders the Advisers' fees only in the aggregate for each
Portfolio.

LARGE-CAP GROWTH PORTFOLIO

The Advisers for the Large-Cap Growth Portfolio are Janus, Papp and Montag & Caldwell.


Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. As of December 31, 1997, Janus had under management approximately $67 billion in assets.


Marc Pinto serves as the Portfolio Manager for Janus' portion of the Large-Cap Growth Portfolio. Mr. Pinto has been the Vice President of Portfolio Management of Janus since 1994. From 1993 to 1994, he was Co-President of Creative Retail Technology, a producer of hardware for retail clients. From 1991 to 1993, Mr. Pinto was an equity analyst at Priority Investments Ltd., a family owned business.


L. Roy Papp & Associates. Papp is an Arizona partnership located at 4400 North 32nd Street, Suite 280, Phoenix, Arizona 85018. Papp serves as investment adviser to individuals, trusts, retirement plans, endowments, and foundations. As of December 31, 1997, assets under management exceeded $1.1 million.


L. Roy Papp and Rosellen C. Papp, partners of Papp, serve as the Portfolio Managers of Papp's portion of the Large-Cap Growth Portfolio. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has served as managing general partner of Papp since 1989. Rosellen C. Papp has been the Director of Research of Papp since 1981.


Montag & Caldwell, Inc. Montag & Caldwell is a Georgia corporation located at 3343 Peachtree Road, Suite 1100, Atlanta, Georgia 30326-1022. Montag & Caldwell was founded in 1945 and is an indirect, wholly owned subsidiary of Alleghany Corporation. Montag & Caldwell serves as investment adviser to employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. As of December 31, 1997, Montag & Caldwell had in excess of $15 billion in assets under management.


Montag & Caldwell's portion of the Large-Cap Growth Portfolio is advised by an investment management team headed by Ronald E. Canakaris. He has been in the money management business since 1970 and has served as President and Chief Investment Officer of Montag & Caldwell since 1984.

MID-CAP GROWTH PORTFOLIO

The Advisers for the Mid-Cap Growth Portfolio are MAS, Pilgrim Baxter and T. Rowe Price.

Miller Anderson & Sherrerd, LLP. MAS, a Pennsylvania limited liability partnership founded in 1969, is located at One Tower Bridge, West
Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a financial services company with three major businesses: full service brokerage, credit services and asset management. As of December 31, 1997, MAS had in excess of $61 billion in assets under management.


Arden C. Armstrong serves as Portfolio Manager for MAS's portion of the Mid-Cap Growth Portfolio. Ms. Armstrong joined MAS as a Portfolio Manager in 1986.


Pilgrim Baxter & Associates, Ltd. Pilgrim Baxter, a Delaware corporation, is located at 825 Duportail Road, Wayne, Pennsylvania 19087, and is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. Pilgrim Baxter provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The controlling shareholder of Pilgrim Baxter is United Asset Management Corporation ('UAM'), an NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. As of December 31, 1997, Pilgrim Baxter had assets under management of approximately $16.0 billion.


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Jeffrey A. Wrona, CFA, serves as primary manager and Gary L. Pilgrim, CFA, serves as co-manager for Pilgrim Baxter's portion of the Mid-Cap Growth Portfolio. Mr. Wrona joined Pilgrim Baxter in 1997 from Munder Capital Management, where he was a Senior Portfolio Manager for seven years. Mr. Pilgrim has served as the Chief Investment Officer for Pilgrim Baxter for over six years. He has been involved in growth-stock investing throughout his career.



T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $126 billion for over four and a half million individual and institutional investor accounts as of December 31, 1997. T. Rowe Price is a publicly traded company.


T. Rowe Price's portion of the Mid-Cap Growth Portfolio is advised by an Investment Advisory Committee composed of Brian W.H. Berghuis, Chairman, Marc
L. Baylin, James A.C. Kennedy and John F. Wakeman. Mr. Berghuis has day-to-day responsibility for managing the assets and works with the committee in developing and executing T. Rowe Price's portion of the investment program. Mr. Berghuis has been managing investments since joining T. Rowe Price in 1985.

AGGRESSIVE GROWTH PORTFOLIO

The Advisers for the Aggressive Growth Portfolio are Janus, SunAmerica and Warburg.


Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. As of December 31, 1997, Janus had under management approximately $67 billion in assets.


Scott W. Schoelzel serves as Portfolio Manager for Janus' portion of the Aggressive Growth Portfolio. Mr. Schoelzel joined Janus in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Inc.


SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of December 31, 1997, held more than $52 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica

Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $12 billion as of December 31, 1997 for investment companies, individuals, pension accounts, and corporate and trust accounts.



Donna Calder serves as Portfolio Manager for SunAmerica's portion of the Aggressive Growth Portfolio. Prior to joining SunAmerica, Ms. Calder served as a General Partner of Manhattan Capital Partners, L.P.


Warburg Pincus Asset Management, Inc. Warburg is a professional investment advisory firm which provides investment serrvices to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion in assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. which has no businesses other than being a holding company of Warburg and its affiliates. Warburg is located at 466 Lexington Avenue, New York, NY 10017-3147.


The Portfolio Managers of Warburg's portion of the Aggressive Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a Senior Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1987.

LARGE-CAP BLEND PORTFOLIO


Lazard Asset Management. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112, Lazard provides investment management services to individual and institutional clients. As of December 31, 1997, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $60 billion.


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Lazard manages assets on a team basis. Herbert W. Gullquist oversees the investment team which is responsible for Lazard's portion of the Large-Cap Blend Portfolio. Mr. Gullquist is Vice Chairman of Lazard and has been with Lazard since 1982. Michael S. Rome is the member of the investment team who is primarily responsible for the day-to-day management of Lazard's portion of the Large-Cap Blend Portfolio. Mr. Rome is the Managing Director responsible for U.S./global equity management of Lazard and for overseeing the day-to-day operations of the U.S. core equity investment team. He has been with Lazard since 1991.



SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of December 31, 1997, held more than $52 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $12 billion as of December 31, 1997 for investment companies, individuals, pension accounts, and corporate and trust accounts.



The Domestic Equity Investment Team is responsible for the management of SunAmerica's portion of the Large-Cap Blend Portfolio. The Team is composed of nine portfolio managers, research analysts and traders. Individual members of the Team may focus more heavily on particular aspects of the domestic equity markets.



T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $126 billion for over four and a half million individual and institutional investor accounts as of December 31, 1997. T. Rowe Price is a publicly traded company.



T. Rowe Price's portion of the Large-Cap Blend Portfolio is advised by an Investment Advisory Committee composed of Stephen W. Boesel, Chairman, Andrew
M. Brooks, Arthur B. Cecil III, Gregory A. McCrickard, Mark J. Vaselkiv, and Richard T. Whitney. The committee chairman has day-to-day responsibility for managing T. Rowe Price's portion of the Large-Cap Blend Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been the chairman of such committee since 1987. He has been managing investments since joining T. Rowe Price in 1973.


LARGE-CAP VALUE PORTFOLIO

The Advisers for the Large-Cap Value Portfolio are Babson, Davis and Wellington Management.


David L. Babson & Co., Inc. Babson is a Massachusetts corporation, located at One Memorial Drive, Cambridge, Massachusetts 02142. Babson is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of

Massachusetts Mutual Life Insurance Company, a mutual life insurance company. Babson provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of December 31, 1997, Babson had over $18.3 billion in assets under management.



Roland W. Whitridge is primarily responsible for the day-to-day management of the portion of the Large-Cap Value Portfolio allocated to Babson. Mr. Whitridge has been employed by Babson in portfolio management for over twenty years.



Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of December 31, 1997, Davis had assets under management of approximately $14.4 billion. In performing its investment advisory services, Davis, while remaining ultimately responsible for its management of the portion of the assets of the Large-Cap Value Portfolio allocated to it, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers--NY, Inc.) in performing such services.


Christopher C. Davis is responsible for the day-to-day management of Davis' portion of the Large-Cap Value Portfolio. He joined Davis in September 1989 as an assistant portfolio manager and research analyst.

Wellington Management Company, LLP. Wellington Management is a Massachusetts limited liability partnership, located at 75 State Street, Boston
Massachusetts 02109. Wellington Management is a

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professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan M. McFarland and John R. Ryan. As of December 31, 1997, Wellington Management had investment management authority with respect to approximately $174.5 billion of assets.


Wellington Management's Value/Yield Team manages the day-to-day operations of the portion of the Large-Cap Value Portfolio allocated to it. The Value/Yield Team, headed by John R. Ryan, is comprised of five specialized fundamental analysts. The group is supported by Wellington Management's twenty-eight industry analysts and specialized fundamental, quantitative and technical analysts, macroanalysts and traders. Mr. Ryan is a Senior Vice President and Managing Partner of Wellington Management, and has been with the firm for sixteen years.

VALUE PORTFOLIO

The Advisers for the Value Portfolio are Davis, Neuberger&Berman and Strong. Schafer, pursuant to a subcontract with Strong, serves as Adviser to Strong's portion of the Value Portfolio.


Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of December 31, 1997, Davis had assets under management of approximately $14.4 billion.


Christopher C. Davis, formerly co-manager for the Davis portion of the Value Portfolio, assumed full responsibility for the management of Davis' portion effective February 19, 1997. Mr. Davis joined Davis in September 1989 as an assistant portfolio manager and research analyst. Prior to February 19, 1997, Shelby M.C. Davis served as co-manager of the Davis portion of the Value Portfolio. He will continue to consult with Christopher Davis in his capacity of Chief Investment Officer of Davis.


Neuberger&Berman, LLC. Neuberger&Berman is a Delaware limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger&Berman has been in the investment advisory business since 1939. As of December 31, 1997, Neuberger&Berman and its affiliates had assets under management of approximately $52.8 billion.


Michael M. Kassen and Robert I. Gendelman serve as Portfolio Managers to Neuberger&Berman's portion of the Value Portfolio. Mr. Kassen has been Managing Director since January 1994 and a Vice President and Portfolio Manager since June 1990, of Neuberger&Berman Management, Inc. and a principal of Neuberger&Berman since January 1993. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an Assistant Vice President of Neuberger&Berman Management, Inc. and a principal of Neuberger&Berman since December 1996. He was a portfolio manager for another mutual fund manager from 1992 to 1993.


Schafer Capital Management, Inc. Schafer is a Delaware corporation, located at 645 Fifth Avenue, New York, New York 10022, and serves as investment adviser to a number of equity accounts. An affiliate of Schafer, Schafer Cullen Capital Management, Inc., serves as investment adviser to equity accounts for individuals, tax-exempt equity accounts, charitable foundation accounts and other equity accounts. David K. Schafer is Schafer's controlling person (within the meaning of the 1940 Act) and sole shareholder. As of December 31, 1997, Schafer had assets under management of approximately $1.7 million.



David K. Schafer serves as the Portfolio Manager of Strong's portion of the Value Portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer founded Schafer in 1984, and is the President of Schafer and also a minority shareholder of Schafer Cullen Capital Management, Inc.

SMALL-CAP VALUE PORTFOLIO

The Advisers for the Small-Cap Value Portfolio are Berger, Lazard and Glenmede. PWM, pursuant to a subcontract with Berger, serves as Adviser to Berger's portion of Small-Cap Value Portfolio.


Berger Associates, Inc. Berger is a Delaware corporation, located at 210 University Boulevard, Suite 900, Denver Colorado 80206, and serves as investment adviser, sub-adviser, administrator, or sub-administrator to mutual funds, and institutional and private investors. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 100% of the outstanding shares of Berger. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. As of December 31, 1997, Berger had assets under management of more than $13.4 billion. Pursuant to an agreement between


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Berger and PWM under which PWM manages Berger's portion of the Small-Cap Value
Portfolio, SunAmerica pays an advisory fee directly to Berger, and Berger pays PWM's fee.


Perkins, Wolf, McDonnell & Company. PWM, located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 1997, PWM had assets under management of approximately $163 million.


Robert H. Perkins is primarily responsible for the investment management of the portion of the Small-Cap Value Portfolio allocated to Berger. Mr. Perkins owns 49% of PWM's outstanding common stock and serves as President and Chief Investment Officer and as a director of PWM.


Lazard Asset Management.  Lazard is a division of Lazard Freres & Co. LLC, a

New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112, Lazard provides investment management services to individual and institutional clients. As of December 31, 1997, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $60 billion.



Lazard manages assets on a team basis. Herbert W. Gullquist oversees the investment team which is responsible for Lazard's portion of the Small-Cap Value Portfolio. Mr. Gullquist is Vice Chairman of Lazard and has been with Lazard since 1982. Eileen D. Alexanderson is the member of the investment team who is primarily responsible for the day-to-day management of Lazard's portion of the Small-Cap Value Portfolio. Ms. Alexanderson is a Managing Director of Lazard and Portfolio Manager for small and mid-cap equity management of Lazard, and has been with Lazard since 1979.



The Glenmede Trust Company. Glenmede is a privately-owned, independent trust company devoted exclusively to investment management and trust services. Glenmede is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. As of December 31, 1997, Glenmede had approximately $12.8 billion in assets under management.



Robert J. Mancuso, CFA, is the primary Portfolio Manager responsible for Glenmede's portion of the Small-Cap Value Portfolio. Scott R. Abernethy, CFA, Thomas R. Angers, CFA, Larry R. Bernstein, CFA, Barry D. Kohout, CFA, Robert
T. Niemeyer, Sr., CFA, and Anthony J. Albuquerque are Glenmede's equity research analysts. Mr. Mancuso joined Glenmede in 1992 and has 18 years of experience in equity research and portfolio management.


INTERNATIONAL EQUITY PORTFOLIO


The Advisers for the International Equity Portfolio are BT, Rowe-Fleming and Warburg.

BT is a wholly-owned subsidiary of Bankers Trust New York Corporation, with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York 10006. BT is a worldwide merchant bank that provides investment management services for the nation's largest corporations and institutions. As of December 31, 1997, BT managed approximately $300 billion in assets globally.


The Co-Portfolio Managers for BT's portion of the International Equity Portfolio are Michael Levy and Robert L. Reiner, Managing Directors of Bankers Trust



Funds Management. Mr. Levy heads BT's international equity team, which is responsible for the day-to-day management of BT's portion of the Portfolio.
Mr. Levy's experience prior to joining BT includes investment banking and equity analysis with Oppenheimer & Company, and he has more than twenty-six years of business experience, of which sixteen years have been in the investment industry. Mr. Reiner has 16 years of investment industry experience, previously at Scudder, Stevens & Clark, he was responsible for providing equity research and macroeconimic/market coverage.



Rowe Price-Fleming International, Inc. Rowe-Fleming is a Maryland corporation, incorporated in 1979 as a joint venture between T. Rowe Price and Robert Flemings Holding Limited ('Flemings'). It is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, Flemings and Jardine Fleming Group Limited ('Jardine Fleming') are the owners of Rowe-Fleming. The common stock of Rowe-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Rowe-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming. As of December 31, 1997, Rowe-Fleming managed over $30 billion of foreign assets.



The Portfolio Managers for Rowe-Fleming's portion of the International Equity Portfolio are Martin G. Wade, Peter B. Askew, Mark J.T. Edwards, John R.


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Style Select Series (Servicemark)
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Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined
Rowe-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Peter Askew joined Rowe-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Rowe-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Rowe-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. James Seddon joined Rowe-Fleming in 1987 and has 11 years of experience in portfolio management. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research, and portfolio management.



Warburg Pincus Asset Management, Inc. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion in assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. which has no businesses other than being a holding company of Warburg and its affiliates. Warburg is located at 466 Lexington Avenue, New York, NY 10017-3147.



Richard H. King is Portfolio Manager of Warburg's portion of the International Equity Portfolio, and
P. Nicholas Edwards, Harold W. Ehrlich and
Vincent J. McBride are Associate Portfolio Managers. Mr. King, a Senior Managing Director of Warburg, has been with Warburg since 1989.


The Distributor. SunAmerica Capital Services, Inc. (the 'Distributor'), an indirect wholly owned subsidiary of SunAmerica Inc., acts as distributor of the shares of each Portfolio pursuant to the Distribution Agreement between the Distributor and the Fund on behalf of each Portfolio. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Portfolio shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances affiliates of the Distributor) in connection with sales of shares of the Fund. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of SunAmerica based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Directors will consider appropriate modifications to the operations of the Portfolios, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.

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                                               Style Select Series (Servicemark)
                                                                              53

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted distribution plans hereinafter referred to as the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' and collectively as the 'Distribution Plans.' In adopting each Distribution Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Portfolios and the shareholders of each respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.


Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensa-tion to wholesalers. It is possible that in any given year the amount paid to the Distributor under one or more of the Distribution Plans may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.




For the fiscal year ended October 31, 1997, under the Class A Plan, each Portfolio paid the Distributor a fee equal to the following percentages of average daily net assets: Large-Cap Growth Portfolio 0.35%; Mid-Cap Growth Portfolio 0.35%; Aggressive Growth Portfolio 0.35%; Large-Cap Blend Portfolio 0.35%; Large-Cap Value Portfolio 0.35%; Value Portfolio 0.35%; Small-Cap Value Portfolio 0.35%; and International Equity Portfolio 0.35%. For the fiscal year ended October 31, 1997, under the Class B and Class C Plans, each Portfolio paid the Distributor a fee equal to the following percentages of average daily net assets: Large-Cap Growth Portfolio, 1.00%; Mid-Cap Growth Portfolio 1.00%; Aggressive Growth Portfolio 1.00%; Large-Cap Blend Portfolio 1.00%; Large-Cap Value Portfolio 1.00%; Value Portfolio 1.00%; Small-Cap Value Portfolio 1.00%; and International Equity Portfolio 1.00%.



The Administrator. The Fund has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ('SAFS'), an indirect wholly owned subsidiary of SunAmerica Inc., assists the transfer agent in providing shareholder services. Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, calculated and payable monthly, at an annual rate of 0.22% of average daily net assets (in addition to out-of-pocket charges reimbursed by the Fund). See the Statement of Additional Information for further information.

Style Select Series (Servicemark)
54

Purchase of Shares
--------------------------------------------------------------------------------

General. Shares of each of the Portfolios are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares and certain Class A shares).


The minimum initial investment in each Portfolio is $500 and the minimum subsequent investment is $100. However, for (i) wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor, and (ii) Individual Retirement Accounts ('IRAs'), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and the minimum subsequent investment is $25. The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors should consult their investment adviser for help in determining which class of shares is most appropriate for them. Generally, investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class C shares. Shareholders who purchase $1,000,000 or more of shares of the Portfolios should purchase only Class A shares. Investors making small investments might consider Class B or Class C shares because 100% of the purchase price is invested immediately. Investors should consider the CDSC period and any conversion rights in the context of their investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Accordingly, Class B shares may be more appropriate than Class C shares for investors with a longer term investment time frame. Dealers may receive different levels of compensation depending on which class of shares they sell.


Upon making an investment in shares of a Portfolio, an open account will be established under which shares of the applicable Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ('State Street') and its affiliate, National Financial Data Services ('NFDS') (collectively, the 'Transfer Agent'). Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:

                                                                 CONCESSION OF
                                             SALES CHARGE           DEALERS
                                         ---------------------   --------------
                                           % OF        % OF           % OF
                                         OFFERING   NET AMOUNT      OFFERING
           SIZE OF PURCHASE               PRICE      INVESTED        PRICE
---------------------------------------  --------   ----------   --------------
Less than $50,000......................    5.75%       6.10%         5.00%
$50,000 but less than $100,000.........    4.75%       4.99%         4.00%
$100,000 but less than $250,000........    3.75%       3.90%         3.00%
$250,000 but less than $500,000........    3.00%       3.09%         2.25%
$500,000 but less than $1,000,000......    2.10%       2.15%         1.35%
$1,000,000 or more.....................   None        None         see below

No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, subject to the conditions listed below, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, 'Plans'). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios

(or in combination with the shares of other funds in the SunAmerica Mutual Funds, which consist of the SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus

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                                               Style Select Series (Servicemark)
                                                                              55

account. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a CDSC. However, one-half of the commission paid with respect to such a purchase is subject to forfeiture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions and then other shares held the longest are redeemed first.

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica Inc. and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Portfolios. For more information about 'Rights of Accumulation,' the 'Letter of Intent,' 'Combined Purchase Privilege' and 'Reduced Sales Charges for Group Purchases,' see the Statement of Additional Information.


Class B Shares. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares of a class other than Class B, in the shareholder's Portfolio account, second of any shares in such account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of Class B shares held for more than six years and fourth of such shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.


                             CONTINGENT DEFERRED SALES
                              CHARGE AS A PERCENTAGE
   YEAR SINCE PURCHASE        OF DOLLARS INVESTED OR
     PAYMENT WAS MADE           REDEMPTION PROCEEDS
--------------------------   -------------------------
First.....................               4%
Second....................               4%
Third.....................               3%
Fourth....................               3%
Fifth.....................               2%
Sixth.....................               1%
Seventh and thereafter....               0%

Conversion Feature--Class B Shares. Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such shares will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

Class C Shares. Class C shares are offered at net asset value. Certain redemptions of Class C shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for

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Style Select Series (Servicemark)
56


calculating the CDSC for Class B shares. See 'Class B Shares' above.


Waiver of CDSC. The CDSC applicable to Class B and Class C shares will be waived, subject to certain conditions, in connection with redemptions that are
(a) requested within one year of the death of the shareholder of an individual account or of a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or a joint tenant on a spousal joint account becomes disabled; or the initial determination of disability of a shareholder; (c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made; and (d) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Portfolio shares. See the Statement of Additional Information for further information concerning conditions with respect to (a) and (b) above. For information on the waiver of the CDSC contact Shareholder/Dealer services at (800) 858-8850.



Other CDSC Information. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition of the CDSC, contact Shareholder/Dealer Services at (800) 858-8850.


Additional Purchase Information. All purchases are confirmed to each shareholder. The Fund reserves the right to reject any purchase order and may at any time discontinue the sale of any class of shares of any Portfolio.


Shares of the Portfolios may be purchased through the Distributor or SAFS, by check or federal funds wire and through a dollar cost averaging program. Checks should be made payable to the specific Portfolio of the Fund. If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an account. Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's account number for the Portfolio should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See 'Additional Information Regarding Purchase of Shares' in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.


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                                               Style Select Series (Servicemark)
                                                                              57

Redemption of Shares
--------------------------------------------------------------------------------

Shares of any Portfolio may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemption request in proper form. Any capital gain or loss realized by a shareholder upon any redemption of shares will be recognized for federal income tax purposes, subject to certain loss deferral rules. See 'Dividends, Distributions and Taxes.'


General. Normally payment is made by check mailed on the next business day for shares redeemed, but in any event, payment is made by check mailed within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Portfolio may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.



Regular Redemption. Shareholders may redeem their shares by sending a written request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. Requests for redemption of shares with a value of less than $100,000 will be made by check made payable to the shareholders(s) and mailed to the address of record. All written requests for redemption of shares with a value of $100,000 or more, or those mailed to an address other than the address of record, must be endorsed by the shareholder(s) with signature(s) guaranteed by an 'eligible guarantor institution' which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words 'Signature Guaranteed' must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.


Repurchase Through The Distributor.  The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business, will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such service charge. The offer to repurchase may be suspended at any time, as described below.


Telephone Redemption. The Fund accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by check payable to the shareholder(s) and mailed to the address of record by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Fund for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.


A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the name of the Portfolio, (iv) the amount to be redeemed, and (v) the name of the person(s) requesting the redemption. The Fund reserves the right to terminate or modify the telephone redemption service at any time.

Systematic Withdrawal Plan. Shareholders who have invested at least $5,000 in any of the Portfolios may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan

Style Select Series (Servicemark)
58

and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/ Dealer Services at (800) 858-8850.


Other Redemption Information. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Because of the high cost of maintaining smaller shareholder accounts, the Portfolio may redeem, on at least 60 days' written notice and without shareholder consent, any account that has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the applicable Portfolio may impose a $2.00 monthly charge on accounts below the minimum account size.

If a shareholder redeems shares of any class of a Portfolio and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class C shares), all or any part of the redemption proceeds in shares of the Portfolio at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

Exchange Privilege
--------------------------------------------------------------------------------

General. Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Fund that offers such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial investment requirements and can only be effected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/ Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another fund in the SunAmerica Family of Mutual Funds where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be 'tacked' with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.


A shareholder who acquires Class B or Class C shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be 'tacked' with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and of determining the timing of conversion of Class B shares to Class A.


Restrictions on Exchanges. Because excessive trading (including short-term 'market timing' trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of

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SunAmerica, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a 'market timing' strategy may be disruptive to the Portfolio and may therefore be refused.

Finally, as indicated under 'Purchase of Shares,' the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

Portfolio Transactions, Brokerage and Turnover
--------------------------------------------------------------------------------

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. In the over-the-counter market, securities are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


As a general matter, the Advisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. In addition, brokerage may be allocated to brokers that pay (or cause to be paid) expenses of the respective Portfolio, subject to best price and execution. The Advisers may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.



Each Portfolio has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Portfolio's long-term portfolio securities. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover rates for any Portfolio are not expected to exceed 200%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are currently treated as ordinary income.


Determination of Net Asset Value
--------------------------------------------------------------------------------

Each Portfolio is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of each class. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Directors.

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Performance Data
--------------------------------------------------------------------------------

Each Portfolio may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Total return is based on historical earnings and is not intended to indicate future performance.

Total return performance data may be advertised by each Portfolio. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and assumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. A Portfolio's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Portfolio may advertise total return performance for periods of time in addition to those noted above.

Although expenses for Class B and Class C shares may be higher than those for Class A shares, the performance of Class B and Class C shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions. For each Portfolio other than the Large-Cap Blend Portfolio, dividends from net investment income, if any, are to be paid at least annually. For the Large-Cap Blend Portfolio, dividends from net investment income, if any, are to be paid quarterly. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. Dividends and distributions are to be paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

In addition to having the dividends and distributions of a Portfolio reinvested in shares of such Portfolio, a shareholder may, if he or she so elects on the New Account Application, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund or any other Portfolio of the Fund at the then-current net asset value of such fund(s).

The excess of net realized capital gains from the sale of assets held for more than 12 months over net capital losses ('net capital gains'), if any, with respect to each Portfolio, will be distributed to the shareholders at least annually. Each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under the Code. While so qualified, the Fund and each of the

Portfolios will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

Dividends of net investment income and distributions of any net realized short-term capital gain ('ordinary income dividends'), whether paid in cash or reinvested in shares of the Portfolios, are taxable to shareholders as ordinary income. Distributions made from the Fund's net capital gains (including gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of such Portfolios will be eligible for the 70% dividends-received deduction. It generally is not anticipated that dividends paid by the International Equity Portfolio will qualify for the dividends-received deduction.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign

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entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


Income and capital gains received by each Portfolio with respect to foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may choose to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio may include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and other provisions, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Portfolio will report annually to its shareholders the amount per share of such withholding taxes. It is not anticipated that the Portfolios, other than the International Equity Portfolio, will qualify to elect to pass foreign taxes through to their shareholders.


No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.


A shareholder who holds shares as a capital asset (i.e., generally, for investment) generally will recognize a capital gain or loss upon the sale or exchange of such shares. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-tem capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be a long-term capital loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any charges the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See 'Exchange Privilege.'

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal,

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62

state or local taxes. Foreign shareholders are also urged to consult their own tax advisers regarding the foreign tax consequences of ownership of interests in a Portfolio. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information.

General Information
--------------------------------------------------------------------------------

Reports to Shareholders. The Fund sends to its shareholders audited annual and unaudited semi-annual reports for the Portfolios. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Fund a statement confirming transactions in the account.

Organization. The Fund, a corporation organized under the laws of the state of Maryland on July 3, 1996, is an open-end management investment company, commonly referred to as a mutual fund. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00). All of such shares of common stock are classified into eight separate Portfolios known as the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio and the International Equity Portfolio. All of the shares of each such Portfolio are initially classified into four classes: Class A, Class B, Class C or Class Z. Each such Portfolio initially consists of twenty-five million (25,000,000) shares of each class. Only Class A, Class B and Class C shares are currently being offered to the public.


The Fund does not hold annual shareholder meetings. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the shareholders of record holding at least 10% of the Fund's outstanding shares. Each share of each Portfolio has equal voting rights on each matter pertaining to that Portfolio or matters to be voted upon by the Fund. Each share of each Portfolio is entitled to participate equally with the other shares of that Portfolio in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the classes, such dividends and proceeds are likely to be lower for Class B and Class C shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.


Independent Accountants and Legal Counsel. Price Waterhouse LLP has been selected as independent accountants for the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Fund.


Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/ Dealer Services at (800) 858-8850.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, SUNAMERICA, ANY ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.